As filed with the Securities and Exchange
                        Commission on September 28, 2007

                                Registration No:
                Investment Company Act Registration No. 811-5398

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No.
                          Post-Effective Amendment No.

                  --------------------------------------------

              ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 221-5672

         ---------------------------------------------------------------

                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York l0105

                     (Name and address of agent for service)
                          Copies of communications to:
                               Kathleen K. Clarke
                               Seward & Kissel LLP
                                1200 G Street, Nw
                                    Suite 350
                              Washington, DC 20005

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on October 29, 2007 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

              ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

                  CONTENTS OF FORM N-14 REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

--------------------------------------------------------------------------------
     o    Cover Sheet
--------------------------------------------------------------------------------
     o    Contents of Registration Statement
--------------------------------------------------------------------------------
     o    Form N-14 Cross Reference Sheet
--------------------------------------------------------------------------------
     o    Letter to Shareholders
--------------------------------------------------------------------------------
     o    Notice of Special Meetings of Shareholders
--------------------------------------------------------------------------------
     o    Part A - Proxy Statement/Prospectus
--------------------------------------------------------------------------------
     o    Part B - Statement of Additional Information
--------------------------------------------------------------------------------
     o    Part C - Other Information
--------------------------------------------------------------------------------
     o    Signatures
--------------------------------------------------------------------------------
     o    Exhibits
--------------------------------------------------------------------------------

                              CROSS REFERENCE SHEET

--------------------------------------------------------------------------------
ITEM NO.                                     PROXY/PROSPECTUS
--------------------------------------------------------------------------------
Part A
--------------------------------------------------------------------------------
1. Beginning of Registration Statement and   Cover Page/Questions & Answers
   Outside Front Cover Page of Prospectus
--------------------------------------------------------------------------------
2. Beginning of Outside Back Cover Page of   Questions & Answers
   Prospectus
--------------------------------------------------------------------------------
3. Fee Table, Synopsis Information and Risk  Summary, Appendix A
   Factors
--------------------------------------------------------------------------------
4. Information about the Transaction         Letter to Shareholders, Questions
                                             and Answers, Summary, Information
                                             About the Proposed Transaction
--------------------------------------------------------------------------------
5. Information about the Registrant          Letters to Shareholders, Questions
                                             and Answers, Summary, Information
                                             About the Funds
--------------------------------------------------------------------------------
6. Information about the Company Being       Letters to Shareholders, Questions
   Acquired                                  and Answers, Summary, Information
                                             About the Funds
--------------------------------------------------------------------------------
7. Voting Information                        Voting Information
--------------------------------------------------------------------------------
8. Interest of Certain Persons and Experts   Experts
--------------------------------------------------------------------------------
9. Additional Information Required for
   Reoffering by Persons Deemed to be
   Underwriters                              Not Applicable
--------------------------------------------------------------------------------
Part B
--------------------------------------------------------------------------------
10. Cover Page                               Cover Page
--------------------------------------------------------------------------------
11. Table of Contents                        Table of Contents
--------------------------------------------------------------------------------
12. Additional Information About the         SAI
    Registrant
--------------------------------------------------------------------------------
13. Additional Information about the         SAI
    Company being Acquired
--------------------------------------------------------------------------------
14. Financial Statements                     Incorporated by Reference to the
                                             SAI
--------------------------------------------------------------------------------
15-17.                                       Information required to be included
                                             in Part C is set forth under the
                                             appropriate item, so numbered, in
                                             Part C of this Registration
                                             Statement.
--------------------------------------------------------------------------------

            ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. --
            ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH PORTFOLIO
                           1345 Avenue of the Americas
                            New York, New York 10105

                                                        [__________], 2007

Dear Variable Annuity Contractholder:

     We are sending this information to you because you hold an interest in a separate account offered by an insurance company that funds a variable insurance product. Certain of the purchase payments made under your contract by you as a contractholder have been allocated to AllianceBernstein International Research Growth Portfolio ("International Research Growth"), a series of AllianceBernstein Variable Products Series Fund, Inc. ("AVP").

     The Board of Directors (the "Directors") of AVP is pleased to announce the acquisition of the assets and liabilities of International Research Growth by AllianceBernstein International Growth Portfolio ("International"), another series of AVP. We sometimes refer to each of International and International Research Growth as a "Portfolio" and together, the "Portfolios". The acquisition, which is expected to become effective late in the last quarter of this year, is described in more detail in the attached Prospectus. You should review the Prospectus carefully.

     International Research Growth and International have identical investment objectives, follow significantly similar investment strategies and their investment portfolios overlap to a significant extent. We anticipate that the acquisition will result in benefits to the shareholders of International Research Growth as discussed more fully in the Prospectus. As a general matter, we believe that the acquisition will provide a very similar investment opportunity with a lower expense ratio for International Research Growth shareholders.

     In approving the acquisition, the Directors have considered, among other things, the investment objectives and investment policies of the Portfolios, the changes in the marketplace for variable annuity contracts since International Research Growth commenced operations and its prospects for future sales, expense ratio reductions expected to result from the acquisition, the continuity of the portfolio management team, the comparison of fees for the Portfolios and the pro forma combined portfolio, the significant overlap of the securities held by the Portfolios, the costs of the acquisition and the allocation thereof, and the tax-free nature of the acquisition and have concluded that the acquisition is in the best interests of the Portfolios.

     Upon the acquisition of International Research Growth by International, insurance company shareholders of International Research Growth will receive shares of International of the same class of shares as the shares they currently own, which have an aggregate net asset value ("NAV") equal to the aggregate NAV of the shareholder's shares in International Research Growth. International Research Growth would then terminate. The contractholders of International Research Growth will not be assessed any sales charges or other shareholder fees in connection with the acquisition.

Sincerely,
Marc O. Mayer
President

                                   PROSPECTUS

         Acquisition of the Assets and Assumption of the Liabilities of

             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. -
            ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH PORTFOLIO

                       By, and in Exchange for Shares of,

             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. -
                ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO

                            [_________________], 2007

                                TABLE OF CONTENTS


Questions and Answers                                                   [_____]
Acquisition of International Research                                   [_____]
Growth by International
Summary                                                                 [_____]
                   Comparison of Fees                                   [_____]
                   Comparison of Investment Advisory Fees               [_____]
                   Comparison of Investment Objectives and Policies     [_____]
                   Principal Risks                                      [_____]
                   Federal Income Tax Consequences                      [_____]
                   Comparison of Distribution and Purchase Procedures   [_____]
                   Service Providers                                    [_____]
                   Comparison of Business Structures                    [_____]
Information about the Transaction                                       [_____]
                   Description of the Plan                              [_____]
                   Reasons for the Acquisition                          [_____]
                   Description of Securities to be Issued               [_____]
                   Dividends and Other Distributions                    [_____]
                   Federal Income Tax Consequences                      [_____]
                   Capitalization Information                           [_____]
Information about the Portfolios                                        [_____]
                   Management of the Portfolios                         [_____]
                   Advisory Agreement and Fees                          [_____]
                   Distributor                                          [_____]
                   Other Service Providers                              [_____]
Legal Matters                                                           [_____]
Experts                                                                 [_____]
Financial Highlights                                                    [_____]
Appendix A -       Fee Table                                            [_____]
Appendix B -       Comparison of Investment Objectives and Policies     [_____]
Appendix C -       Portfolio Performance                                [_____]
Appendix D -       Description of Principal Risks of the Portfolios     [_____]
Appendix E -       Certain Information Applicable to Class A and        [_____]
                   Class B Shares of International
Appendix F -       Other Information                                    [_____]
Appendix G -       Form of Plan of Acquisition and Liquidation          [_____]
Appendix H -       Capitalization                                       [_____]
Appendix I -       Legal Proceedings                                    [_____]
Appendix J -       Share Ownership Information                          [_____]
Appendix K -       Financial Highlights                                 [_____]

                              QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the acquisition and of the information contained in this Prospectus.

1.   What is this document and why did we send this document to you?

This is a Prospectus that provides you with information about the acquisition (the "Acquisition") of the assets and liabilities of AllianceBernstein International Research Growth Portfolio ("International Research Growth"), a series of AllianceBernstein Variable Products Series Fund, Inc. ("AVP"), by AllianceBernstein International Growth Portfolio ("International"), a series of AVP. (International and International Research Growth are each a "Portfolio" and, collectively, the "Portfolios.")

On September 25, 2007, the Board of Directors ("Directors") of AVP approved and declared advisable the Acquisition of International Research Growth by International. The Acquisition does not require approval by International Research Growth shareholders.

Shares of the Portfolios are not sold directly to individuals. The Portfolios only offer their shares through the separate accounts of life insurance companies ("Insurers"). As a contractholder, you hold a contract with an Insurer that offers the Portfolios as an investment option. The Insurers are the shareholders of record but the contractholders have a beneficial interest in the Portfolios. References to "you" or "shareholders" in this prospectus include the Insurers, as the shareholders of record, and contractholders.

Shareholders may contact a Portfolio at 1-800-221-5672 or write to a Portfolio at 1345 Avenue of the Americas, New York, NY 10105.

2.   How will the Acquisition work?

The Plan of Acquisition and Liquidation dated as of [________], 2007 (the "Plan") provides for (i) the transfer of all the assets of International Research Growth to International, (ii) the assumption by International of all the liabilities of International Research Growth and the subsequent redemption of shares of International Research Growth, (iii) the issuance to International Research Growth shareholders of the equivalent class of shares of International, equal in aggregate net asset value ("NAV") to the NAV of their former International Research Growth shares, and (iv) the termination of International Research Growth.

The shareholders of International Research Growth are insurance company separate accounts ("Separate Accounts") used to fund variable life and annuity products ("Variable Products"). As a Variable Product owner, you have a beneficial interest in the insurance company's shares of International Research Growth. The insurance companies will receive shares of a class of International corresponding to the class of shares of International Research Growth they now own. The International shares that shareholders of International Research Growth receive will have the same aggregate NAV as the shares of International Research Growth held before the Acquisition. Shareholders of International Research Growth will not be assessed any sales charges or other shareholder fees in connection with the Acquisition. Class B shares of both International Research Growth and International are subject to distribution fees.

3.   Why is the Acquisition taking place?

After considering the recommendation of AllianceBernstein L.P. (the "Adviser"), the Directors concluded that participation by International Research Growth in the Acquisition is in the best interests of International Research Growth. The Directors also concluded that the Acquisition would benefit International Research Growth shareholders by resulting in, among other things, a reduction in expenses, and would not dilute shareholders' interests. In reaching this conclusion, the Directors considered, among other things, the investment objectives and investment policies of the Portfolios, the changes in the marketplace for Variable Products since International Research Growth commenced operations, the expense ratio reductions expected to result from the
Acquisition, the continuity of portfolio management teams, the comparison of fees for the Portfolios and the pro forma combined Portfolio, the costs of the Acquisition and the allocation thereof, and the tax-free nature of the Acquisition.

4.   When will the Acquisition take place?

The Acquisition is expected to take place late in the last quarter of this year.

5.   Who will bear the expenses of the Acquisition?

The expenses of the Acquisition will be borne by the Portfolios on a relative net asset basis in the amounts of approximately $80,845 and $129,155 for International Research Growth and International, respectively.

6.   Where may I find additional information regarding the Portfolios?

Additional information about the Portfolios is available in the Statement of Additional Information ("SAI") dated [__________], 2007 that has been filed with the Securities and Exchange Commission ("SEC") in connection with this Prospectus. The SAI and each Portfolio's Annual Report to Shareholders, which contains audited financial statements for the Portfolios' fiscal year, are incorporated by reference into this Prospectus. In addition, the Prospectus and SAI for each Portfolio dated May 1, 2007 (the "Prospectuses") and each Portfolio's Semi-Annual Report dated June 30, 2007 are also incorporated by reference into this Prospectus.

Additional copies of the Annual and Semi-Annual Reports and the Prospectus for each Portfolio are available at www.AllianceBernstein.com and are also available, along with this Prospectus and SAI, upon request, without charge, by writing to the address or calling the telephone number listed below.


By Mail:              AllianceBernstein Investor Services, Inc.
                      P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:             For Information: 1-800-221-5672
                      For Literature: 1-800-227-4618

All of this additional information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:


In Person:            at the SEC's Public Reference Room in Washington, DC

By Phone:             1-202-551-8090 (for information on the operations of the
                      Public Reference Room only)

By Mail: Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102 (duplicating fee required)

By Electronic Mail:   publicinfo@sec.gov (duplicating fee required)

On the Internet:      www.sec.gov

Other Important Things to Note:

     o    You may lose money by investing in the Portfolios.

     o The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

          ACQUISITION OF INTERNATIONAL RESEARCH GROWTH BY INTERNATIONAL

     On September 25, 2007, the Directors declared advisable and voted to approve the Plan and the Acquisition. The Plan provides for (i) the transfer of all the assets of International Research Growth to International, (ii) the assumption by International of all the liabilities of International Research Growth and the subsequent redemption of shares of International Research Growth,
(iii) the issuance to International Research Growth's shareholders of shares of an equivalent class of International, equal in aggregate NAV to the NAV of their former International Research Growth shares and (iv) the termination of International Research Growth.

     Each International Research Growth shareholder will receive the number of full and fractional shares of an equivalent class of shares of International having an aggregate NAV that, on the effective date of the Acquisition, is equal to the aggregate NAV of the shareholder's shares of International Research Growth. Shareholders of International Research Growth will recognize no gain or loss. The Acquisition is expected to occur late in the last quarter of this year. The Acquisition does not require shareholder approval.

     The Directors concluded that participation by International Research Growth in the Acquisition is in the best interests of the Portfolio. The Directors also concluded that the Acquisition would not dilute stockholders' interests. In reaching this conclusion, the Directors considered, among other things, the investment objectives and investment policies of the Portfolios, the changes in the marketplace for Variable Products since International Research Growth commenced operations, expense ratio reductions for shareholders expected to result from the Acquisition, the continuity of the portfolio management team, the comparison of fees for the Portfolios and the pro forma combined Portfolio, the costs of the Acquisition and the allocation thereof, and the tax-free nature of the Acquisition. For a more complete discussion of the factors considered by the Directors in approving the Acquisition, see "Reasons for the Acquisition" in "Information About the Transaction."

                                     SUMMARY

     The following summary highlights differences between International and International Research Growth. This summary is not complete; for more complete information, please read this entire document. Note that certain information is presented as of June 30, 2007. At the September 25, 2007 Special Board Meeting (the "Board Meeting"), the Portfolio's Adviser, AllianceBernstein L.P., represented to the Directors that, if the information were updated, it would not differ in any material respect.

     International Research Growth is a diversified open-end fund, with assets, as of June 30, 2007, of approximately $82 million, that invests primarily in an international portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. International is a diversified open-end fund, with assets, as of June 30, 2007, of approximately $131 million, that invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries.

     Although International has outperformed International Research Growth over longer periods, recently the two Portfolios have had substantially similar performance, as a result of the growing similarity of their portfolio holdings. The average annual total returns for Class A shares of International, as of December 31, 2006, was 27.04% for one year, 21.26% for five years, and 12.53% for ten years as compared to International Research Growth's returns of 26.45% for one year, 14.59% for five years, and 7.25% for ten years. These performance numbers do not reflect charges associated with the Variable Products or contractholders' accounts.

Comparison of Fees

     The expense ratios of the International Class A and Class B shares are lower than the expense ratios of the International Research Growth Class A and Class B shares. Thus, the Acquisition would result in a significant reduction in expenses for International Research Growth. The following table shows the Portfolios' expense ratios and pro forma expense ratio of the combined portfolio for Class A and Class B shares as of June 30, 2007.


                                          Class A                  Class B
                                        Total Annual             Total Annual
                                       Expense Ratio            Expense Ratio
-------------------------------------------------------------------------------
International Research Growth              1.25%                    1.50%
International                              1.13%                    1.38%
International (pro forma)                  1.04%                    1.29%

As the table indicates, the expense per share would be reduced for both Class A and Class B shares of International Research Growth by .21% after the Acquisition (as of June 30, 2007). This expense information does not include any fees and expenses that may be applied at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the expenses reflected above. The Fee Table, attached hereto as Appendix A, describes the fees and expense of each class of the Portfolios as of each Portfolio's fiscal year end and includes pro forma expenses for the combined Portfolio.

Comparison of Investment Advisory Fees

     International Research Growth and International pay advisory fees to the Adviser at the same annual rate of .75% of each Portfolio's average daily net assets.

Comparison of Investment Objectives and Policies

     The investment objectives of the Portfolios are the same and their investment strategies are significantly similar as shown in the following table.

                                  International Research Growth                     International
Investment Objective              International Research Growth's         International's investment
                                  investment objective is                 objective is long-term growth of
                                  long-term growth of capital.            capital.

Principal Investment Strategies   The Portfolio invests primarily         The Portfolio invests primarily
                                  in an international portfolio of        in an international portfolio of
                                  equity securities of companies          equity securities of companies
                                  within various market sectors           located in both developed and
                                  selected by the Adviser for             emerging countries.
                                  their growth potential.

                                  Examples of the type of market          The Portfolio's investments
                                  sectors in which the Adviser may        include investments in
                                  invest the Portfolio's assets           securities of companies that are
                                  include, but are not limited to,        established as a result of
                                  telecommunications, information         privatizations of state
                                  technology, health care,                enterprises.
                                  financial services,
                                  infrastructure, energy and
                                  natural resources, and consumer
                                  growth.

                                  The Portfolio normally invests          The Portfolio's portfolio
                                  in approximately 100-125                consists of approximately
                                  companies.                              100-130 stocks.

     As the table above shows, each Portfolio invests primarily in international portfolio of equity securities. In addition, the Portfolios follow similar investment strategies and have the same portfolio management team. Currently, there is a substantial overlap between the portfolio holdings of the Portfolios because both invest significantly in the same securities. The Adviser expects to retain these holdings in the combined portfolio and anticipates there will be little or no portfolio repositioning as a result of the Acquisition. A more detailed comparison of the investment strategies and policies of the Portfolios is provided in Appendix B and the historical performance of the Funds is provided in Appendix C.

Principal Risks

     Each Portfolio is subject to market risk, non-U.S. (foreign) risk, emerging market risk and currency risk. In addition, International Research Growth is subject to industry/sector risk because of its somewhat more sector-intensive investment strategy. International Research Growth is also subject to capitalization risk because it may invest in companies with smaller market capitalizations. A description of each of these risks is provided in Appendix D.

Federal Income Tax Consequences

     As long as the contracts funded through the separate accounts of the insurance company shareholders qualify as annuity contracts under section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the Acquisition will not create any tax liability for contractholders.

     No gain or loss will be recognized by International Research Growth or its shareholders as a result of the Acquisition. The aggregate tax basis of the shares of International received by a shareholder of International Research Growth (including any fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shareholder's shares of International Research Growth. The holding period of the shares of International received by a shareholder of International Research Growth (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of International Research Growth held by the shareholder, provided that such shares are held as capital assets by the shareholder of International Research Growth at the time of the Acquisition. The holding period and tax basis of each asset of International Research Growth in the hands of International as a result of the Acquisition will be the same as the holding period and tax basis of each such asset in the hands of International Research Growth prior to the Acquisition. Provided that International Research Growth shares surrendered constitute capital assets in the hands of the shareholder, such gain or loss realized by the shareholder will be capital gain or loss upon disposition of the shares. This tax information is based on the advice of Seward & Kissel LLP, counsel to each of the Portfolios. It is a condition to the closing of the Acquisition that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service ("IRS").

     No distribution of capital gains to International Research Growth shareholders prior to the closing of the Acquisition is anticipated. Prior to the closing of the Acquisition, International Research Growth will declare a distribution to its shareholders which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing.

     A portion of the assets of International Research Growth may be sold in connection with the Acquisition. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and International Research Growth's basis in such assets. Any capital gains recognized in these sales will be distributed to International Research Growth's shareholders (but not contractholders) as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders (but not to the contractholders).

     Additional tax considerations are discussed under the section on "Federal Income Tax Consequences" in Information About the Transaction.

Comparison of Distribution and Purchase Procedures

     The purchase procedures for the Portfolios are the same. The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares. AllianceBernstein Investments, Inc. ("ABI") may from time to time receive payments from Insurers in connection with the sale of the Portfolio's shares through the Insurer's separate accounts. More information on distribution and purchase procedures of International is provided in Appendix E.

Service Providers

     The Portfolios have the same service providers, which will continue in their capacity after the Acquisition.

Comparison of Business Structures

     Each Portfolio is a series of AVP, which is organized as a Maryland corporation and is governed by its Charter, Bylaws and Maryland law. For more information on the comparison of the business structure of the Portfolios, see Appendix F.

                        INFORMATION ABOUT THE TRANSACTION

Description of the Plan

     As provided in the Plan, International will acquire all the assets and assume all the liabilities, expenses and obligations of International Research Growth at the effective time of the Acquisition (the "Effective Time"). In return, International will issue, and International Research Growth will distribute to its shareholders, a number of full and fractional shares of International, determined by dividing the net value of all the assets of International Research Growth by the NAV of one share of International. For this purpose, the Plan provides the times for and methods of determining the net value of the assets of each Portfolio. The Plan provides that shareholders of International Research Growth will be credited with shares of International corresponding to the aggregate NAV of International Research Growth's shares that the shareholder holds of record at the Effective Time.

     Following the distribution of International shares in full liquidation of International Research Growth, International Research Growth will wind up its affairs and terminate as soon as is reasonably possible after the Acquisition.

The projected expenses of the Acquisition, largely those for legal, accounting, printing and proxy solicitation expenses, are estimated to total approximately $210,000. The projected expenses will be borne by the Portfolios on a relative net asset basis in the amounts of approximately $80,845 and $129,155 for International Research Growth and International, respectively. The Acquisition is expected to occur late in the last quarter of this year. Under applicable legal and regulatory requirements, none of International Research Growth's shareholders will be entitled to exercise objecting shareholders' appraisal rights, i.e., to demand the fair value of their shares in connection with the Acquisition. Therefore, shareholders will be bound by the terms of the Acquisition under the Plan. However, any shareholder of International Research Growth may redeem shares of common stock prior to the Acquisition.

     Completion of the Acquisition is subject to certain conditions set forth in the Plan. The Board of Directors may terminate the Plan under certain circumstances. Among other circumstances, the Board of Directors may terminate the Plan upon a determination that proceeding with the Plan is not in the best interests of the Portfolio or of its shareholders.

     A copy of a form of the Plan for the Acquisition is attached as Appendix G.

Reasons for the Acquisition

     At the Board Meeting, the Adviser recommended that the Directors approve the proposed Plan and Acquisition. The Directors considered the factors discussed below from the point of view of the interests of International Research Growth and its shareholders. After careful consideration, the Directors (including all Directors who are not "interested persons" of the Portfolio, the Adviser or its affiliates) determined that the Acquisition would be in the best interests of International Research Growth and that the interests of existing shareholders of the Portfolios would not be diluted as a result of the Acquisition. The Directors have unanimously approved the Plan and Acquisition.

     The Adviser presented the following reasons in favor of the Acquisition:

     o The Adviser discussed with the Directors that there has been a shift away from a multiple series fund, such as AVP as the preferred funding vehicle for Variable Products, to a customized "private-labeled" platform of investment options subadvised by a number of different investment advisers. While AVP's core portfolios remain desirable for some insurance companies, the Adviser believes that combining its smaller and expensive non-core Portfolios, such as International Research Growth and International, into core offerings will satisfy the existing insurance company shareholders' needs and may attract new issuers of Variable Products. The combination of the smaller portfolios will allow insurance companies to benefit from lower expense ratios.

     o The Adviser also discussed with the Directors that it believes that the Acquisition would benefit International Research Growth and its shareholders by resulting in lower expenses.

     At the Board  Meeting,  the  Directors  (with the advice and  assistance of
independent   counsel)  also   considered,   among  other  things:

     o potential shareholder benefits, including the fact that total expenses of each class of shares of the combined Portfolio are expected to be significantly lower than the current expenses of comparable classes of shares of International Research Growth;

     o the Adviser's plans with respect to the portfolio securities of International Research Growth and International, including that (i) there is currently a 77% overlap between the portfolio holdings of the two Portfolios and that both Portfolios have approximately 60% of their assets invested in privatizations and (ii) the Adviser expects that there will be little or no portfolio repositioning as a result of the Acquisition;

     o the current asset level of International Research Growth and the combined pro forma asset levels of the combined Portfolio;

     o    the historical performance of the Portfolios;

     o the investment objectives and principal investment strategies of the Portfolios, which are substantially the same; and

     o the portfolio management teams for each of the Portfolios, which are different, but similar in that both are overseen by the Adviser's larger International Growth Oversight Portfolio Group with access to the same research and that, following the Acquisition, both teams will share responsibility for management of the combined Portfolio.

     The Directors also considered, among other things:

     o the fact that, because the Separate Accounts are not subject to federal income tax on a current basis, there is no need to consider the impact of the Acquisition on the Portfolios' capital loss carryforwards ;

     o    the form of the Plan and the terms and conditions of the Acquisition;

     o    the fact that the Portfolios pay the same advisory fee rates;

     o whether the Acquisition would result in the dilution of shareholders' interests;

     o the fact that no changes in service providers that would result from the Acquisition;

     o the benefits of the Acquisition to the Adviser, which will benefit from the elimination of separate monitoring and administration of International Research Growth;

     o the fact that International will assume all the liabilities, expenses and obligations of International Research Growth;

     o    the expected federal income tax consequences of the Acquisition;

     o the costs of the Acquisition, which will be borne on a relative net asset basis by the Portfolios; and

     o the fact that the Adviser has agreed to indemnify International for a three-year period against any undisclosed or other liabilities not disclosed or not reflected in the NAV of International Research Growth at the time of the Acquisition, to reimburse International for any costs in connection with investigating any such liability, and to continue certain insurance coverage for a six-year period.

     Also at the Board Meeting, the Directors of AVP approved the Plan on behalf of International.

Description of Securities to be Issued

     Under the Plan, International will issue additional shares of its Class A and Class B common stock for distribution to corresponding classes of shares of International Research Growth. Under AVP's Charter, International may issue up to 500,000,000 shares of common stock, par value $.001 per share, for each of these Classes.

     When the acquisition of International Research Growth by International is consummated, Class A and Class B shareholders of International Research Growth will receive shares of a corresponding class shares of International having an aggregate NAV equal to the aggregate NAV of the shareholder's shares in International Research Growth.

     Each share of International represents an equal proportionate interest with other shares of International. Each share has equal earnings, assets, and voting privileges, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to International as authorized by the Directors. Shares of International entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of International received by International Research Growth in the Acquisition will be issued at NAV, without a sales charge, and will be fully paid and non-assessable.

Dividends and Other Distributions

     On or before the Closing Date, as defined in the Plan, International Research Growth will, if necessary, declare and pay as a distribution substantially all its undistributed net investment income, net short-term capital gain, net long-term capital gain and net gains from foreign currency transactions as applicable to maintain its treatment as a regulated investment company.

Federal Income Tax Consequences

     As long as the Contracts funded through the separate accounts of the insurance company shareholders qualify as annuity contracts under section 72 of the Code, the Acquisition will not create any tax liability for contractholders.

     Subject to certain stated assumptions contained therein, International Research Growth will receive an opinion of Seward & Kissel LLP, its counsel, substantially to the following effect: (i)the Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and that International Research Growth and International will each be "a party to a reorganization" within the meaning of section 368(b) of the Code; (ii) a shareholder of International Research Growth will recognize no gain or loss on the exchange of the shareholder's shares of International Research Growth solely for shares of International; (iii) neither International Research Growth nor International will recognize any gain or loss upon the transfer of all of the assets of International Research Growth to International in exchange for shares of International and the assumption by International of the liabilities of International Research Growth pursuant to the Plan or upon the distribution of shares of International to shareholders of International Research Growth in exchange for their respective shares of International Research Growth; (iv) the holding period and tax basis of the assets of International Research Growth acquired by International will be the same as the holding period and tax basis that International Research Growth had in such assets immediately prior to the Acquisition; (v) the aggregate tax basis of shares of International received in connection with the Acquisition by each shareholder of International Research Growth (including any fractional share to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shares of International Research Growth surrendered in exchange therefor; (vi) the holding period of shares of International received in connection with the Acquisition by each shareholder of International Research Growth (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of International Research Growth surrendered in exchange therefore, provided that such International Research Growth shares constitute capital assets in the hands of the shareholder as of the Closing Date; and (vii) International will succeed to the capital loss carryovers of International Research Growth but the use of International's existing capital loss carryovers (as well as the carryovers of International Research Growth) may be subject to limitation under section 383 of the Code after the Acquisition. This opinion of counsel will not be binding on the IRS or a court and there is no assurance that the IRS or a court will not take a view contrary to those expressed in the opinion.

     A portion of the assets of International Research Growth may be sold in connection with the Acquisition. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and International Research Growth's basis in such assets. Any capital gains recognized in these sales will be distributed to International Research Growth's shareholders (but not to the contractholders) as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders (but not to the contractholders).

     No distribution of capital gains to International Research Growth's shareholders prior to the closing of the Acquisition is anticipated. Prior to the closing of the Acquisition, International Research Growth will declare a distribution to its shareholders which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing.

     Shareholders of International Research Growth are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Acquisition, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Acquisition.

Capitalization Information

     For information on the existing capitalization of the Portfolios and the pro forma capitalization of International, see Appendix H.

                        INFORMATION ABOUT THE PORTFOLIOS

     International Research Growth and International are each a series of AVP, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and organized as a Maryland corporation in 1987 under the name Alliance Variable Products Series Fund, Inc. The company's name became AllianceBernstein Variable Products Series Fund, Inc. on April 30, 2003.

Management of the Portfolios

     The Directors of AVP direct the management of the business and affairs of the Portfolios. The Directors approve all significant agreements between the respective Portfolio and persons or companies furnishing services to it, including a Portfolio's agreements with the Adviser and the Portfolio's custodian, transfer and dividend disbursing agent. The day-to-day operations of a Portfolio are delegated to its officers and the Portfolio's Adviser, subject to the Portfolio's investment objective and policies and to general supervision by the Portfolio's Directors.

     Both Portfolios are overseen by the Adviser's International Growth Portfolio Oversight Group and have access to the same research. Messrs. Michael Levy, Christopher M. Toub, Gregory Eckersley and Robert W. Scheetz, the members of the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team, are primarily responsible for day-to-day management of International's portfolios. Messrs. Levy, Eckersley and Scheetz are Senior Vice Presidents of the Adviser, with which they have been associated in a substantially similar capacity to their current positions since prior to 2002. Mr. Toub is an Executive Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2002.

     Messrs. Hiromitsu Agata, William Johnston, David Robinson and Atsushi Yamamoto and Mses. Isabel Buccellati, Michele Patri and Valli Srikanthapalan, the Adviser's International Research Growth senior sector analysts, are primarily responsible for day-to-day management of International Research Growth's portfolios. Messrs. Agata and Yamamoto are Senior Vice Presidents of AllianceBernstein Japan Ltd., with which they have been associated in a substantially similar capacity to their current positions since prior to 2002. Mr. Johnston and Ms. Srikanthapalan are Senior Vice Presidents of ABL, with which they have been associated in a substantially similar capacity to their current positions since prior to 2002. Mses. Buccelati and Patri are Vice Presidents of ABL, with which they have been associated in a substantially similar capacity to their current positions since prior to 2002. Mr. Robinson is a Vice President of AllianceBernstein Australia Ltd., with which he has been associated in a substantially similar capacity to his current position since May 2003. Prior thereto, Mr. Robinson was an equities analyst for Credit Suisse First Boston since prior to 2002.

     Subsequent to the consummation of the Acquisition, all individuals named above will continue to be primarily responsible for day-to-day management of the combined Portfolio. The SAI provide additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities of the Portfolios.

Advisory Agreement and Fees

     Each Portfolio's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of June 30, 2007 totaling more than $792.9 billion (of which more than $99.6 billion represented the assets of investment companies). As of June 30, 2007, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 50 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 41 registered investment companies managed by the Adviser, comprising 123 separate investment portfolios, currently have approximately 4.3 million shareholder accounts. The Adviser also serves as administrator for each Portfolio.

     Under each Portfolio's advisory agreement with the Adviser (the "Advisory Agreement"), the Adviser provides investment advisory services and order placement facilities for the Portfolio and pays all compensation of directors and officers of the Portfolio who are affiliated persons of the Adviser. Under the Advisory Agreements of International Research Growth and International, each Portfolio pays the Adviser an advisory fee at an annual rate of .75% of its average daily net assets.

     The Advisory Agreements, by their terms, continue in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the Directors of a Portfolio who neither are interested persons of the Portfolio nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Directors' approval of the investment advisory contracts of International Research Growth and International is available in each Portfolio's Annual Report to Shareholders for the fiscal year ended December 31, 2006.

     The Adviser is the subject of certain legal proceedings and a discussion of those proceedings is presented in Appendix I.

Distributor

     AllianceBernstein Investments, Inc. ("ABI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of International Research Growth's and International's shares. Under a Distribution Services Agreement, International Research Growth and International pay distribution and service fees to the Distributor at an annual rate of up to .25% of each Portfolio's average daily net assets attributable to their Class B shares. The Distribution Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

Other Service Providers

     The Portfolios will have the same service providers after the Acquisition. ABIS, an affiliate of the Adviser, provides shareholder services for the Portfolios. The Portfolios compensate ABIS for these services. The Bank of New York, 1 Wall Street, New York, New York 10286, serves as custodian for the Portfolios. ABIS, P.O. Box 786003, San Antonio, TX 78278-6003, serves as transfer agent for the Portfolios. After the Acquisition, The Bank of New York and ABIS will serve, respectively, as custodian and transfer agent for the combined Portfolio. Ernst & Young LLP serves as the independent registered public accounting firm for the Portfolios and will continue to serve in that capacity for the combined Portfolio after the Acquisition.

                                  LEGAL MATTERS

     The validity of the shares of International offered hereby will be passed upon for International Research Growth by Seward & Kissel LLP.

                                     EXPERTS

     The audited financial statements and financial highlights in the Prospectus and the SAI have been included in reliance on the report of Ernst & Young LLP, 5 Times Square, New York, New York, 10036, the independent registered public accounting firm for each of the Portfolios, given on its authority as experts in auditing and accounting.

                              FINANCIAL HIGHLIGHTS

     Financial highlights information for the Portfolios is available at Appendix K.

                                   APPENDIX A

                                    FEE TABLE

     The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Portfolios. The tables allow you to compare the expenses of each Portfolio and estimates for the pro forma combined Portfolio in its first year following the Acquisition.

Shareholder Fees  (fees paid directly from your investment)

N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

     The operating expenses information below is designed to assist contractholders of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, contractholders that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractholders. Inclusion of these charges would increase the fees and expenses provided below.


                                     International
                                     Research                      International
                                     Growth         International  pro forma)
                                     Class A        Class A        Class A
                                     -------        -------        -------



Management Fees                       .75%          .75%            .75%

Other Expenses                        .50%          .48%            .29%

Total Portfolio Operating Expenses   1.25%          1.23%          1.04%




                                     International
                                     Research                      International
                                     Growth         International  pro forma)
                                     Class B        Class B        Class B
                                     -------        -------        -------

Management Fees                       .75%           .75%           .75%

Distribution and/or Service
  (12b-1) Fees                        .25%           .25%           .25%

Other Expenses                        .50%           .48%           .29%

Total Portfolio Operating Expenses   1.50%          1.48%          1.29%

EXAMPLES

     The Examples are to help you compare the cost of investing in each Portfolio with the cost of investing in the combined Portfolio on a pro forma combined basis. The Examples do not give effect to any separate account or contract level fees that might be paid by a contractholder. They assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that a Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested.

                     International
                     Research                            International
                     Growth          International       (pro forma)
                     Class A         Class A             Class A
                     -------         -------             -------

After 1 Year           $127            $125                $106

After 3 Years          $397            $390                $331

After 5 Years          $686            $676                $574

After 10 Years       $1,511          $1,489              $1,271

                     International
                     Research                            International
                     Growth          International       (pro forma)
                     Class B         Class B             Class B
                     -------         -------             -------

After 1 Year           $153            $151                $131

After 3 Years          $474            $468                $409

After 5 Years          $818            $808                $708

After 10 Years       $1,791          $1,768              $1,556

     The projected post-Acquisition pro forma Annual Portfolio Operating Expenses and Examples presented above are based upon numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense reductions will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of International and the Adviser.

                                                            APPENDIX B

                                         COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

                         International Research Growth           International                          Differences
                         -----------------------------           -------------                          -----------
Investment Objective    The Portfolio's investment objective     Same.                              These objectives are
                        is long-term growth of capital.                                             identical.

                                                      Investment Policies(1)
-----------------------------------------------------------------------------------------------------------------------------------
Status                  The Portfolio is diversified.  (F)       Same.                              These policies are identical.

Principal Strategies    The Portfolio invests primarily in       The Portfolio invests primarily    While both Portfolios invest
                        an international portfolio of            in an international portfolio      primarily in international
                        equity securities of companies           of equity securities of            equity securities,
                        within various market sectors            companies located in both          International Research Growth
                        selected by the Adviser for their        developed and emerging             focuses more specifically on
                        growth potential.                        countries.                         equity securities within market
                                                                                                    sectors believed to have growth
                                                                                                    potential.
                        Examples of the type of market           The Portfolio's investments
                        sectors in which the Adviser may         include investments in
                        invest the Portfolio's assets            securities of companies that
                        include, but are not limited to,         are established as a result of
                        telecommunications, information          privatizations of state
                        technology, health care, financial       enterprises.
                        services, infrastructure, energy
                        and natural resources, and consumer
                        growth.

                        The Portfolio normally invests in        The Portfolio's portfolio
                        approximately 100-125 companies.         consists of approximately
                                                                 100-130 stocks.

Foreign Investments     The Portfolio invests, under normal      Same.                             These policies are identical.
                        circumstances, in the equity
                        securities of companies domiciled
                        in at least three countries (and
                        normally substantially more) other
                        than the United States.

                        The Portfolio invests in companies
                        in both developed and emerging
                        market countries.

Derivatives             The Portfolio may, but is not            Same.                              These policies are identical.
                        required to, use derivatives for
                        risk management purposes or as part
                        of its investment strategies.  The
                        Portfolio may use forward
                        contracts, forward currency
                        exchange contracts, futures
                        contracts and options on futures
                        contracts, options, options on
                        foreign currencies, options on
                        securities, options on securities
                        indices, swap transactions,
                        currency swaps and synthetic
                        foreign equity securities.

Convertible             The Portfolio may invest in              Same.                              These policies are identical.
Securities              convertible securities.

------------
(1) Policies with the notation "F" are fundamental policies.


Depositary Receipts     The Portfolio may invest in              Same.                              These policies are identical.
                        American Depositary Receipts
                        ("ADRs"), European Depositary
                        Receipts ("EDRs"), Global
                        Depositary Receipts ("GDRs") or
                        other securities representing
                        securities of companies based in
                        countries other than the United
                        States.

Repurchase Agreements   None.                                    The Portfolio may invest in        International may invest in
                                                                 repurchase agreements.             repurchase agreements.

Standby Commitments     The Portfolio may invest in standby      Same.                              These policies are identical.
                        commitments.

Forward Commitments     The Portfolio may invest in forward      Same.                              These policies are identical.
                        commitments.

Rights and Warrants     The Portfolio may invest in rights       Same.                              These policies are identical.
                        or warrants.

Short Sales             The Portfolio may make short sales       Same.                              These policies are identical.
                        as a part of overall portfolio
                        management or to offset a potential
                        decline in the value of a security.

Illiquid Securities     The Portfolio will limit its             Same.                              These policies are identical.
                        investment in illiquid securities
                        to no more than 15% of net assets
                        or such other amount permitted by
                        guidance regarding the 1940 Act.

Other Investment        The Portfolio may invest in other        Same.                              These policies are identical.
Companies               investment companies, as permitted
                        by the 1940 Act or the rules and
                        regulations thereunder.

Securities Lending      The Portfolio may lend portfolio         Same.                              These policies are identical.
                        securities to the extent permitted
                        under the 1940 Act or the rules and
                        regulations thereunder (as such
                        statute, rules or regulations may
                        be amended from time to time) or by
                        guidance regarding, interpretations
                        of, or exemptive orders under, the
                        1940 Act.

Margin                  The Portfolio may not purchase           Same.                              These policies are identical.
                        securities on margin, except (i) as
                        otherwise provided under rules
                        adopted  by the SEC  under  the 1940
                        Act or by  guidance regarding the
                        1940 Act, or interpretations
                        thereof, and (ii)  that the
                        Portfolio  may  obtain  such
                        short-term credits as are
                        necessary for the clearance of
                        portfolio transactions, and the
                        Portfolio may make margin payments
                        in connection with futures
                        contracts,  options,  forward
                        contracts,   swaps,  caps,
                        floors,  collars  and  other
                        financial instruments.

Industry Concentration  The Portfolio may not concentrate        Same.                              These policies are identical.
                        investments in an industry, as
                        concentration may be defined under
                        the 1940 Act or the rules and
                        regulations thereunder (as such
                        statute, rules or regulations may
                        be amended from time to time) or by
                        guidance regarding, interpretations
                        of, or exemptive orders under, the
                        1940 Act or the rules or
                        regulations thereunder published by
                        appropriate regulatory
                        authorities.  (F)

Borrowing               The Portfolio may not issue any          Same.                              These policies are identical.
                        senior security (as that term is
                        defined in the 1940 Act) or borrow
                        money, except to the extent
                        permitted by the 1940 Act or the
                        rules and regulations thereunder
                        (as such statute, rules or
                        regulations may be amended from
                        time to time) or by guidance
                        regarding, or interpretations of,
                        or exemptive orders under, the 1940
                        Act or the rules or regulations
                        thereunder published by appropriate
                        regulatory authorities.  For the
                        purposes of this restriction,
                        margin and collateral arrangements,
                        including, for example, with
                        respect to permitted borrowings,
                        options, futures contracts, options
                        on futures contracts and other
                        derivatives such as swaps are not
                        deemed to involve the issuance of a
                        senior security.  (F)

Lending                 The Portfolio may not make loans         Same.                              These policies are identical.
                        except through (i) the purchase of
                        debt obligations in accordance with
                        its investment objective and
                        policies; (ii) the lending of
                        portfolio securities; (iii) the use
                        of repurchase agreements; or (iv)
                        the making of loans to affiliated
                        funds as permitted under the 1940
                        Act, the rules and regulations
                        thereunder (as such statutes, rule
                        or regulations may be amended from
                        time to time), or by guidance
                        regarding, and interpretations of,
                        or exemptive orders under, the 1940
                        Act. (F)

Real Estate             The Portfolio may not purchase or        Same.                              These policies are identical.
                        sell real estate except that it may
                        dispose of real estate acquired as
                        a result of the ownership of
                        securities or other instruments.
                        This restriction does not prohibit
                        the Portfolio from investing in
                        securities or other instruments
                        backed by real estate or in
                        securities of companies engaged in
                        the real estate business.  (F)

Commodities             The Portfolio may not purchase or        Same.                              These policies are identical.
                        sell commodities regulated by the
                        Commodity Futures Trading
                        Commission under the Commodity
                        Exchange Act or commodities
                        contracts except for futures
                        contracts and options on futures
                        contracts.  (F)

Underwriting            The Portfolio may not act as an          Same.                              These policies are identical.
                        underwriter of securities, except
                        that the Portfolio may acquire
                        restricted securities under
                        circumstances in which, if such
                        securities were sold, the Portfolio
                        might be deemed to be an
                        underwriter for purposes of the
                        Securities Act of 1933, as amended
                        (the "Securities Act").  (F)

                                   APPENDIX C

                              PORTFOLIO PERFORMANCE

     The charts below show the percentage gain or loss in each calendar year for the ten-year period ended December 31, 2006, for Class A shares of International Research Growth and Class A shares of International.

     They should give you a general idea of how each Portfolio's return has varied from year to year. The charts include the effects of Portfolio expenses but do not reflect charges associated with the Variable Products or contractholders' accounts. The calculations of annual total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. [Performance results included the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.] As with all mutual funds, past performance is not an indication of future results. No assurance can be given that International will achieve any particular level of performance after the Acquisition. Additional discussion of the manner of calculation of total return is contained in the Prospectuses of each Portfolio.

Calendar Year Total Returns

                          International Research Growth
                          -----------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares.

   [The following table was depicted as a bar chart in the printed material.]

3.3   13.0   40.2   -19.9   -22.4   -15.3   31.6   17.6   19.2   26.5
---------------------------------------------------------------------
 97    98     99      00      01      02     03     04     05     06

                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 27.15% in the 4th quarter, 1999; and Worst quarter was down -22.27% in the 3rd quarter, 2002.

                                  International
                                  -------------

The annual returns in the bar chart are for the Portfolio's Class A shares.

   [The following table was depicted as a bar chart in the printed material.]

10.8   10.8   58.8   -23.0   -17.3   -4.2   43.5   24.3   20.8   27.0
---------------------------------------------------------------------
 97     98     99      00      01     02     03     04     05     06

                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 34.70% in the 4th quarter, 1999; and Worst quarter was down -16.82% in the 3rd quarter, 2001.

     The following tables list International Research Growth's and International's average annual total returns for the one-year, five-year, ten-year, and since inception periods ending December 31, 2006 for each Portfolio. These tables are intended to provide you with some indication of the risks of investing in the Portfolios. At the bottom of each table, you can compare the Portfolios' performance with the performance of several broad-based market indices.

Average Annual Total Returns

                     International Research Growth (Class A)
                     ---------------------------------------

PERFORMANCE TABLE

Average Annual Total Returns
(For the periods ended December 31, 2006)

                                             1 year     5 years      10 years
--------------------------------------------------------------------------------
 Class A                                     26.45%     14.59%         7.25%
--------------------------------------------------------------------------------
 MSCI AC World Index (ex. U.S.) (Gross)+     27.16%     16.87%         8.59%
--------------------------------------------------------------------------------
 MSCI EAFE Growth Index (Net)++              22.33%     12.27%         5.07%
--------------------------------------------------------------------------------
 MSCI AC World Index (ex. U.S.) (Net)++      26.65%     16.42%          N/A
--------------------------------------------------------------------------------

+ The Adviser believes that the MSCI AC World Index (ex. U.S.) (Gross) is the appropriate broad-based benchmark for the Portfolio in light of that Index's relatively broader international and emerging markets exposure.

++   The MSCI EAFE Growth  Index  (Net) and the MSCI AC World  Index (ex.  U.S.)
     (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

                     International Research Growth (Class B)
                     ---------------------------------------

PERFORMANCE TABLE

Average Annual Total Returns
(For the periods ended December 31, 2006)

                                                                     Since
                                             1 year      5 years     Inception*
--------------------------------------------------------------------------------
 Class B                                     26.11%       14.28%     14.46%
--------------------------------------------------------------------------------
 MSCI AC World Index (ex. U.S.) (Gross)+     27.16%       16.87%     17.00%
--------------------------------------------------------------------------------
 MSCI EAFE Growth Index (Net)++              22.31%       12.26%     12.46%
--------------------------------------------------------------------------------
 MSCI AC World Index (ex. U.S.) (Net)++      26.65%       16.42%     16.56%
--------------------------------------------------------------------------------
*    Since Class B inception on October 26, 2001.

+ The Adviser believes that the MSCI AC World Index (ex. U.S.) (Gross) is the appropriate broad-based benchmark for the Portfolio in light of that Index's relatively broader international and emerging markets exposure.

++   The MSCI EAFE Growth  Index  (Net) and the MSCI AC World  Index (ex.  U.S.)
     (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

                             International (Class A)
                             -----------------------

PERFORMANCE TABLE

Average Annual Total Returns
(For the periods ended December 31, 2006)

                                             1 year     5 years      10 years
--------------------------------------------------------------------------------
 Class A                                     27.04%     21.26%        12.53%
--------------------------------------------------------------------------------
 MSCI AC World Index (ex. U.S.) (Gross)+     27.16%     16.87%        8.59%
--------------------------------------------------------------------------------
 MSCI World Index (ex. U.S.) (Net)++         25.71%     15.25%        7.96%
--------------------------------------------------------------------------------
 MSCI AC World Index (ex. U.S.) (Net)++      26.65%     16.42%       N/A
--------------------------------------------------------------------------------
+ The Adviser believes that the MSCI AC World Index (ex. U.S.) (Gross) is the appropriate broad-based benchmark for the Portfolio in light of that Index's relatively broader international and emerging markets exposure.

++   The MSCI World  Index  (ex.  U.S.)  (Net) and the MSCI AC World  Index (ex.
     U.S.)  (Net)  reflect  the   reinvestment  of  dividends  net  of  non-U.S.
     withholding taxes.

                             International (Class B)
                             -----------------------

PERFORMANCE TABLE

Average Annual Total Returns
(For the periods ended December 31, 2006)

                                                                     Since
                                             1 year     5 years      Inception*
--------------------------------------------------------------------------------
 Class B                                     26.70%      21.00%      9.00%
--------------------------------------------------------------------------------
 MSCI AC World Index (ex. U.S.) (Gross)+     27.16%      16.87%      6.89%
--------------------------------------------------------------------------------
 MSCI World Index (ex. U.S.) (Net)++         25.71%      15.25%      5.62%
--------------------------------------------------------------------------------
 MSCI AC World Index (ex. U.S.) (Net)++      26.65%      16.42%       N/A
--------------------------------------------------------------------------------
*    Since Class B inception on July 3, 2000.

+ The Adviser believes that the MSCI AC World Index (ex. U.S.) (Gross) is the appropriate broad-based benchmark for the Portfolio in light of that Index's relatively broader international and emerging markets exposure.

++   The MSCI World  Index  (ex.  U.S.)  (Net) and the MSCI AC World  Index (ex.
     U.S.)  (Net)  reflect  the   reinvestment  of  dividends  net  of  non-U.S.
     withholding taxes.

                                   APPENDIX D

                DESCRIPTION OF PRINCIPAL RISKS OF THE PORTFOLIOS

     Among the principal risks of investing in a Portfolio are market risk, non-U.S. (foreign) risk, emerging market risk, currency risk, industry/sector risk, capitalization risk, and management risk. Each of these risks is more fully described below. Each Portfolio could become subject to additional risks because the types of investments made by each Portfolio can change over time.


Market Risk         This is the risk that the value of a Portfolio's investments will  fluctuate as the stock or bond markets  fluctuate  and
                    that  prices   overall  will   decline   over   shorter-  or
                    longer-term periods.

Non-U.S.            A Portfolio's  investments in non-U.S.  (foreign) securities
(Foreign) Risk      may experience  more rapid and extreme changes in value than investments in securities of U.S. companies.  The securities markets of many  non-U.S.  countries are  relatively  small, with a limited  number  of  companies  representing  a small number of  securities.  Non-U.S.  companies  usually are not subject to the same degree of  regulation  as U.S.  issuers.
                    Reporting,  accounting,  and auditing  standards of non-U.S.
                    countries  differ,  in some cases  significantly,  from U.S.
                    standards.  Nationalization,  expropriation  or confiscatory
                    taxation,   currency   blockage,   political   changes,   or
                    diplomatic  development could adversely affect a Portfolio's
                    investments   in  a  non-U.S.   country.   These  risks  are
                    heightened for emerging market  countries  because there may be more  economic,  political  and social  instability,  and investments  in companies in emerging  markets may have more risk because these  securities may be more volatile and less liquid.  To the extent a Portfolio  invests in a  particular country or  geographic  region,  the Portfolio may have more significant  risk due to  market  changes  or other  factors
                    affecting  that  country  or  region,   including  political
                    instability and unpredictable economic conditions.

Emerging            Non-U.S.  investment  risk may be  particularly  high to the
Market Risk         extent a Portfolio  invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risk of investing in developed non-U.S. (foreign) countries.

Currency Risk       This is the risk that  fluctuations  in the  exchange  rates between the U.S. Dollar and non-U.S. (foreign) currencies may negatively affect the value of a Portfolio's investments or reduce the returns of a Portfolio.

Industry/Sector     This is the risk of investments in a particular  industry or
Risk                group of  related  industries,  such as the real  estate  or utility industry. Market or economic factors affecting that industry could have a major effect on the value of a Portfolio's investments.

Capitalization      This  is  the  risk  of  investments  in  small  - to  mid -
Risk                capitalization companies.  Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies.  Investments  in small-cap  companies  tend to be
                    more  volatile  than   investments   in  mid-  or  large-cap
                    companies.    A   Portfolio's    investments    in   smaller
                    capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

Management          Each  Portfolio is subject to management  risk because it is
Risk                an actively managed investment  portfolio.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for each Portfolio, but there can be no guarantee that its decisions will produce the desired results.

                                   APPENDIX E

                        CERTAIN INFORMATION APPLICABLE TO
                   CLASS A AND CLASS B SHARES OF INTERNATIONAL

How to Buy and Sell Shares

     The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares. AllianceBernstein Investments, Inc. ("ABI") may from time to time receive payments from Insurers in connection with the sale of the Portfolio's shares through the Insurer's separate accounts.

     The Insurers maintain omnibus account arrangements with the Portfolio in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the contractholders who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices."

     ABI may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

Payments to Financial Intermediaries

     Financial intermediaries, such as the Insurers, market and sell shares of the Portfolio and typically receive compensation for selling shares of the Portfolio. This compensation is paid from various sources. Insurers or your financial intermediary receive compensation from ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

     o    defrayal of costs for educational seminars and training;

     o    additional distribution support; and

     o payments related to providing contractholder recordkeeping and/or administrative services.


     ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the Portfolio. Such payments will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the Insurer.

Other Payments for Distribution Services and Educational Support

     In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolio. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolio for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

     For 2007, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios is expected to be approximately $450,000. In 2006, ABI paid additional payments of approximately $325,000 for the Portfolios.

     If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

     Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

     ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

            AIG SunAmerica
            Ameriprise Financial
            Genworth Financial
            ING Reliastar Life
            ING USA Annuity and Life Insurance Co.
            Lincoln Financial Distributors
            Merrill Lynch
            Prudential Financial
            RiverSource Distributors, Inc.
            Transamerica Capital, Inc.

     Although the Portfolio may use brokers and dealers who sell shares of the Portfolio to effect Portfolio transactions, the Portfolio does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect Portfolio transactions.

Frequent Purchases and Redemptions of Portfolio Shares

     The Portfolio's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term contractholders. These policies are described below. The Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a contractholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally
---------------------------------------------------------------

     While the Portfolio will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, contractholders that engage in rapid purchases and sales or exchanges of the Portfolio's shares dilute the value of shares held by long-term contractholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases  and  sales or  exchanges  of the  Portfolio's  shares  may  force the
Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Portfolio may incur increased expenses if one or more contractholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

     Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a contractholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Portfolio has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Portfolio expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a contractholder's ability to engage in time zone arbitrage to the detriment of other contractholders.

     Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. If the Portfolio invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Portfolio may be adversely affected by price arbitrage, in particular, to the extent that it significantly invests in small-cap securities or specific industry sector securities.

Policy Regarding Short-term Trading
-----------------------------------

     Purchases and exchanges of shares of the Portfolio should be made for investment purposes only. The Portfolio seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Portfolio will seek to prevent such practices to the extent they are detected by the procedures described below. The Portfolio reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     Transaction Surveillance Procedures. The Portfolio, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurers' omnibus transaction activity in Portfolio shares in order to ascertain whether any such activity attributable to one or more contractholders might constitute excessive or short-term trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

     Account Blocking Procedures. If the Portfolio determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Portfolio, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Portfolio's ability to apply its short-term trading policy to contractholder activity as discussed below. As a result, any contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Portfolio one or more contractholders did not or will not in the future engage in excessive or short-term trading.

     Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. If an Insurer does not have the capabilities, or declines, to provide individual account level detail to the Portfolio, the Portfolio will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Portfolio will notify the Insurer and request that the Insurer review individual account transactions for excessive or short-term trading activity and confirm to the Portfolio that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of shares of the Portfolio. The Portfolio will continue to monitor the turnover attributable to an Insurer's omnibus account and may consider whether to terminate the relationship if the Insurer does not demonstrate that appropriate action has been taken.

Risks to Contractholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity
------------------------------------------------------------------------

     A contractholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in shares of the Portfolio that the contractholder did not intend to hold on a long-term basis or that may not be appropriate for the contractholder's risk profile. To rectify this situation, a contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices
-------------------------------------------------------------------------

     Insurers utilizing omnibus account arrangements may not identify to the Portfolio, ABI or ABIS contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Portfolio, ABI and ABIS may not be able to detect excessive or short-term trading in shares of the Portfolio attributable to a particular contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Portfolio, ABI and ABIS consider the information actually available to them at the time.

How the Portfolio Values Its Shares

     The Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when contractholders will not be able to purchase or redeem their shares in the Portfolio.

     The  Portfolio   values  its  securities  at  their  current  market  value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Portfolio's Board of Directors. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of non-U.S. (foreign) stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

     The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. (foreign) markets because, among other things, most non-U.S. (foreign) markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these non-U.S. (foreign) markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolio believes that non-U.S. (foreign) security values may be affected by events that occur after the close of non-U.S. (foreign) securities markets. To account for this, the Portfolio may frequently value many of its non-U.S. (foreign) equity securities using fair value prices based on third party vendor modeling tools to the extent available.

     Subject to the Board's oversight, the Portfolio's Board of Directors has delegated responsibility for valuing the Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

     Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Portfolio.

                                   APPENDIX F

                                OTHER INFORMATION

     The following information provides only a summary of the key features of the organizational structure and governing documents of the Portfolios. Each Portfolio is organized as a series of the same Maryland corporation. The Charter and Bylaw provisions that govern AVP apply to International and International Research Growth. Accordingly, there are no differences between International Research Growth and International in terms of their corporate organizational structures.

General

     Each Portfolio has procedures available to its respective shareholders for calling shareholders' meetings and for the removal of directors. Under Maryland law, unless the charter provides otherwise (which AVP's does not), a director may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of a majority of the votes entitled to be cast for the election of directors. Under the Bylaws, shareholder-requested special meetings of shareholders for any other purpose shall be called by AVP's Secretary only upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

     For each Portfolio, the presence in person or by proxy of the holders of one-third of the shares entitled to be cast constitutes a quorum at any meeting of shareholders of the Portfolio. When a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of directors, a plurality of votes) cast shall decide any question brought before such meeting, except as otherwise required by law.

Shares of Common Stock of the Portfolios

     The Portfolios' shares have no preemptive rights. Each share has equal voting, dividend, distribution and liquidation rights. Shareholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of AVP can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. The Portfolios are organized as series of the same Maryland corporation and thus their shareholders have the same rights due to them under state law. The Portfolios are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, International Research Growth and International are required to hold a shareholder meeting if, among other reasons, the number of Directors elected by shareholders is less than a majority of the total number of Directors, or if a Portfolio seeks to change its fundamental investment policies.

Dividends and Distributions

     International Research Growth and International have the same dividends and distributions policies. Both International Research Growth and International declare dividends on their shares at least annually. The income and capital gains distribution is made in shares of each Portfolio.

Indemnification and Liability of Directors and Officers

     The charter of AVP generally provides for the indemnification of officers and directors, as applicable, to the full extent permitted by Maryland law. This indemnification does not protect any such person against any liability to a Portfolio or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. AVP's charter contains such a provision that eliminates directors' and officers' liability to the maximum extent permitted by Maryland law. This exculpation does not protect any such person against any liability to a Portfolio or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

                                   APPENDIX G

                   FORM OF PLAN OF ACQUISITION AND LIQUIDATION
              ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                           WITH RESPECT TO ITS SERIES
          ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH PORTFOLIO AND
                ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO
                                      As of
                           [___________________], 2007

     This Plan of Acquisition and Liquidation (the "Plan") has been adopted by the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc., a Maryland corporation (the "Corporation"), as of this [__]th day of [______], 2007, to provide for the reorganization of AllianceBernstein International Research Growth Portfolio (the "Acquired Portfolio") into AllianceBernstein International Growth Portfolio (the "Acquiring Portfolio"). The Acquired
Portfolio and the Acquiring Portfolio (together, the "Portfolios") are each separate series of the Corporation, an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

     The Board of Directors (the "Board") has determined that it is in the best interest of the stockholders of the Acquiring Portfolio and the Acquired Portfolio that the Acquired Portfolio transfer all of the assets attributable to its Class A shares held by its stockholders ("Stockholders") in exchange for Class A shares of equal net asset value of the Acquiring Portfolio ("Class A Acquisition Shares"), transfer all of the assets attributable to its Class B shares held by its Stockholders in exchange for Class B shares of equal net asset value of the Acquiring Portfolio ("Class B Acquisition Shares" and together with Class A Acquisition Shares, the "Acquisition Shares") and distribute Class A Acquisition Shares and Class B Acquisition Shares, respectively, of the Acquired Portfolio and that the Corporation redeem the outstanding shares (the "Acquired Portfolio Shares") of the Acquired Portfolio, all as provided for below (the "Acquisition").

     In this Plan of Acquisition, any references to a Portfolio taking action shall mean and include all necessary actions of the Corporation on behalf of a Portfolio, unless the context of this Plan of Acquisition or the 1940 Act requires otherwise.

     The Corporation intends that the Acquisition qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions, and that with respect to the Acquisition, the Acquiring Portfolio and the Acquired Portfolio will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

1.   Definitions
     -----------

     In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act            Securities Act of 1933, as amended.

Assets All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Portfolio or its shares, as appropriate, whether or not determinable at the Effective Time (as defined herein) and wherever located, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by the Acquired Portfolio or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Portfolio's books.

Closing Date        Such  date  as  the  officers  of  the   Corporation   shall
                    designate.

Effective           5:00 p.m.  Eastern time on the Closing  Date,  or such other
Time                time as the officers of the Corporation shall designate.

Financial           The audited financial  statements of the relevant  Portfolio
Statements          for  its  most  recently   completed  fiscal  year  and,  if
                    applicable,  the  unaudited  financial  statements  of  that
                    Portfolio  for  its  most  recently  completed   semi-annual
                    period.

Liabilities         All  liabilities,  expenses  and  obligations  of  any  kind whatsoever of the Acquired Portfolio, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14 Registration   The  Registration  Statement of the  Acquiring  Portfolio on
Statement           Form  N-14  under  the  1940  Act  that  will  register  the
                    Acquisition Shares to be issued in the Acquisition.

Valuation           The close of regular  session  trading on the New York Stock
Time                Exchange  ("NYSE") on the Closing Date, when for purposes of the Plan, the Corporation determines the net asset value per Acquisition Share of the Acquiring Portfolio and the net value of the assets of the Acquired Portfolio.

NAV A Portfolio's net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2.   Regulatory Filings
     ------------------

     The Acquiring Portfolio shall promptly prepare and file the N-14 Registration Statement with the SEC, and the Acquiring Portfolio and the Acquired Portfolio also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.   Transfer of the Acquired Portfolio's Assets
     -------------------------------------------

     The Acquiring Portfolio and the Acquired Portfolio shall take the following steps with respect to the Acquisition, as applicable:

     (a) On or prior to the Closing Date, the Acquired Portfolio shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Portfolio that are known to the Acquired Portfolio and that are due and payable prior to or as of the Closing Date.

     (b) Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Portfolio will declare to Acquired Portfolio Stockholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (i) the Acquired Portfolio's investment income excludable from gross income under
          Section 103(a) of the Code over (ii) the Acquired Portfolio's deductions disallowed under Sections 265 and 171(a)(2) of the Code,
          (b) all of the Acquired Portfolio's investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Portfolio's net realized capital gain (as defined in Code
          Section 1222), if any (after reduction for any capital loss carryover), for the taxable year ending on December 31, 2007 and for the short taxable year beginning on January 1, 2008, and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Portfolio as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

     (c) At the Effective Time, the Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio, subject to the Liabilities, and the Acquiring Portfolio shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at and after the Effective Time shall become and be assets of the Acquiring Portfolio, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Portfolio, and shall be enforceable against the Acquiring Portfolio to the same extent as if initially incurred by the Acquiring Portfolio. The Corporation shall redeem the outstanding shares of the Acquired Portfolio by issuance of shares of Acquiring Portfolio as described more fully below.

     (d) Within a reasonable time prior to the Closing Date, the Acquired Portfolio shall provide, if requested, a list of the Assets to the Acquiring Portfolio. The Acquired Portfolio may sell any asset on such list prior to the Effective Time. After the Acquired Portfolio provides such list, the Acquired Portfolio will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Portfolio. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any investments shown on the list that the Acquiring Portfolio has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Portfolio will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio's investment objectives, policies and restrictions. In addition, if the Acquiring Portfolio determines that, as a result of the Acquisition, the Acquiring Portfolio would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Portfolio, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any such limitation and the Acquired Portfolio shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio's investment objectives, policies and restrictions.

     (e) The Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio at the Effective Time on the following basis:

          (1) The value of the Assets less the Liabilities of the Acquired Portfolio attributable to shares of Class A held by Stockholders and shares of Class B held by Stockholders, determined as of the Valuation Time, shall be divided by the then NAV of one Class A and Class B Acquisition Share, as applicable, and, in exchange for the transfer of the Assets, the Acquiring Portfolio shall simultaneously issue and deliver to the Acquired Portfolio the number of Class A and Class B Acquisition Shares (including fractional shares) so determined, rounded to the second decimal place or such other decimal place as the officers of the Corporation shall designate;

          (2) The NAV of Class A and Class B Acquisition Shares to be delivered to the Acquired Portfolio shall be determined as of the Valuation Time in accordance with the Acquiring Portfolio's then applicable valuation procedures, and the net value of the Assets to be conveyed to the Acquiring Portfolio shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Portfolio; and

          (3) The portfolio securities of the Acquired Portfolio shall be made available by the Acquired Portfolio to The Bank of New York, as custodian for the Acquiring Portfolio (the "Custodian"), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Portfolio's cash shall be delivered by the Acquired Portfolio to the Custodian for the account of the Acquiring Portfolio, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by the Acquiring Portfolio.

     (f) Promptly after the Closing Date, the Acquired Portfolio will deliver to the Acquiring Portfolio a Statement of Assets and Liabilities of the Acquired Portfolio as of the Closing Date.

4. Termination of the Acquired Portfolio, Registration of Acquisition Shares and Access to Records
     ---------------------------------------------------------------------------

     The Acquired Portfolio and the Acquiring Portfolio also shall take the following steps, as applicable:

     (a) At or as soon as reasonably practical after the Effective Time, the Acquired Portfolio shall terminate by transferring pro rata to its Class A Stockholders of record Class A Acquisition Shares received by the Acquired Portfolio pursuant to Section 3(e)(1) of this Plan and to its Class B Stockholders of record Class B Acquisition Shares received by the Acquired Portfolio pursuant to Section 3(e)(1) of this Plan. The Acquiring Portfolio shall establish accounts on its share records and note on such accounts the names of the former Acquired Portfolio Stockholders and the types and amounts of the Acquistion Shares that former Acquired Portfolio Stockholders are due based on their respective holdings of the Acquired Portfolio shares as of the close of business on the Closing Date. Fractional Acquisition Shares shall be carried to the second decimal place. The Acquisition Portfolio shall not issue certificates representing the Acquisition Shares in connection with such exchange. All issued and outstanding Acquired Portfolio Shares will be simultaneously redeemed and cancelled on the books of the Acquired Portfolio. Ownership of the Acquisition Shares will be shown on the books of the Acquiring Portfolio's transfer agent.

          Following distribution by the Acquired Portfolio to its Stockholders of all Acquisition Shares delivered to the Acquired Portfolio, the Acquired Portfolio shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

     (b) At and after the Closing Date, the Acquired Portfolio shall provide the Acquiring Portfolio and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Portfolio's Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Portfolio owned by Stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Portfolio Stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Portfolio shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Portfolio as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

5.   Conditions to Consummation of the Acquisition
     ---------------------------------------------

     The consummation of the Acquisition shall be subject to the following conditions precedent:

     (a) There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio or the Acquired Portfolio since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

      (b) The Corporation shall have received an opinion of Seward & Kissel LLP, substantially to the effect that for federal income tax purposes:

              (1) The Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that the Acquiring Portfolio and the Acquired Portfolio will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

              (2) A Stockholder of the Acquired Portfolio will recognize no gain or loss on the exchange of the Stockholder's shares of the Acquired Portfolio solely for Acquisition Shares;

              (3) Neither the Acquired Portfolio nor the Acquiring Portfolio will recognize any gain or loss upon the transfer of all of the Assets to the Acquiring Portfolio in exchange for Acquisition Shares and the assumption by the Acquiring Portfolio of the Liabilities pursuant to this Plan or upon the distribution of Acquisition Shares to Stockholders of the Acquired Portfolio in exchange for their respective shares of the Acquired Portfolio;

              (4) The holding period and tax basis of the Assets acquired by the Acquiring Portfolio will be the same as the holding period and tax basis that the Acquired Portfolio had in such Assets immediately prior to the Acquisition;

              (5) The aggregate tax basis of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Portfolio (including any fractional share to which the Stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Portfolio surrendered in exchange therefor, and increased by any gain recognized on the exchange;

              (6) The holding period of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Portfolio (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Portfolio surrendered in exchange therefor, provided that such Acquired Portfolio shares constitute capital assets in the hands of the Stockholder as of the Closing Date; and

              (7) The Acquiring Portfolio will succeed to the capital loss carryovers of the Acquired Portfolio but the use of the Acquiring Portfolio's existing capital loss carryovers (as well as the carryovers of the Acquired Portfolio) may be subject to limitation under Section 383 of the Code after the Acquisition.

     The opinion will be based on certain factual certifications made by officers of the Portfolios and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

     Notwithstanding this subparagraph (b), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Portfolio shall provide additional factual representations to Seward & Kissel LLP with respect to the Portfolios that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Portfolio may waive in any material respect the conditions set forth under this subparagraph (b).

     (c) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of the Acquiring Portfolio, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

     (d) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Acquisition.

     (e)  The SEC shall not have issued any  unfavorable  advisory  report under
          Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

     (f)  The   Acquired   Portfolio   shall  have   received   a  letter   from
          AllianceBernstein L.P. (the "Adviser") with respect to insurance matters in form and substance satisfactory to the Acquired Portfolio.

     (g) The Acquired Portfolio shall have received a letter from the Adviser agreeing to indemnify the Acquiring Portfolio in respect of certain liabilities of the Acquired Portfolio in form and substance satisfactory to the Acquired Portfolio.

6.   Closing
     -------

     (a) The Closing shall be held at the offices of the Corporation, 1345 Avenue of the Americas, New York, New York 10105, or at such other place as the officers of the Corporation may designate.

     (b) In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio or the Acquiring Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by the Board of Directors.

     (c) The Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that Acquisition Shares issuable pursuant to the Acquisition have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio. After the Closing Date, the Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that such Shares have been credited pro rata to open accounts in the names of the Acquired Portfolio Stockholders.

     (d) At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by this Plan.

7.   Termination of Plan
     -------------------

          A majority of the Corporation's Board of Directors may terminate this Plan before the applicable Effective Time if: (i) any of the conditions precedent set forth herein are not satisfied; or (ii) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of either Portfolio or its Stockholders.

8.   Termination of the Acquired Portfolio
     -------------------------------------

          If the Acquisition is consummated, the Acquired Portfolio shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

9.   Expenses
     --------

     The Acquisition expenses shall be borne on a relative net asset basis by the Portfolios.

                                   APPENDIX H

                                 CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of each of International Research Growth and International as of June 30, 2007 and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of International Research Growth by International at net asset value as of June 30, 2007.


                   International
                   Research                         Pro Forma     International
                   Growth           International   Adjustments   (pro forma)(a)
                   ------           -------------   -----------   --------------

                   Class A          Class A                       Class A
                   -------          -------                       -------

Net Asset
Value              $69,604,588      $91,592,069     (158,871)     $161,037,786

Shares
outstanding          2,993,745        3,082,629     (650,946)        5,425,423

Net asset
value per
share                   $23.25           $29.71                         $29.68

                   Class B          Class B                       Class B
                   -------          -------                       -------

Net Asset
Value              $12,171,179      $39,383,837      (51,129)      $51,503,887

Shares
outstanding            528,316        1,332,976     (116,390)        1,744,902

Net asset
value per
share                   $23.04           $29.55                         $29.52

-----------------------------
(a) Assumes the Acquisition was consummated on June 30, 2007 and is for information purposes only. No assurance can be given as to how many shares of International will be received by the shareholders of International Research Growth on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of International that actually will be received on or after such date.

                                   APPENDIX I

                                LEGAL PROCEEDINGS

     On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, AllianceBernstein Holding L.P. ("Holding"), AllianceBernstein Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act of 1933, as amended, Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934, as amended, and Sections 206 and 215 of the Investment Advisers Act of 1940, as amended. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

     Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (the "SEC Order") and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (the "NYAG Order").

     On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

     On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various unaffiliated defendants. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL. On August 30, 2005, the WV Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 25, 2006, the Adviser and Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and moved to dismiss the Summary Order with the WV Securities Commissioner.

     It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein
Mutual  Funds'  shares or other adverse  consequences  to the  AllianceBernstein
Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

                                   APPENDIX J

                           SHARE OWNERSHIP INFORMATION

Shares Outstanding

     As of September 21, 2007 each Portfolio had the following number of shares of common stock outstanding.

                                                    Number of Outstanding
                                                        Shares of
Portfolio                           Class              Common Stock
---------                           -----              ------------

International Research Growth         A                 2,812,112.599
                                      B                   505,158.657

International                         A                 3,049,189.981
                                      B                 1,345,680.889

Ownership of Shares

     As of September 21, 2007, the Directors and officers of each Portfolio as a group beneficially owned less than 1% of the outstanding shares of common stock of that Portfolio. To the knowledge of each Portfolio, the following table shows the persons owning, as of September 21, 2007, either of record or beneficially, 5% or more of the outstanding shares of the Portfolio and the percentage of the combined portfolio's shares to be owned by the persons if the Acquisition had been consummated as of that date.

                                                                                    Percentage of
                                                                                    Outstanding
                                                    Number of       Percentage of   Shares of
                Name and                            Outstanding     Outstanding     Combined
Portfolio and   Address of                          Shares of       Shares of       Portfolio
Class           Shareholder                         Class Owned     Class Owned     Class Owned
-----           -----------                         -----------     -----------     -----------
International
Research
Growth

Class A         AMERICAN INTERNATIONAL LIFE           180,962.588       5.92%        3.41%
                INSURANCE COMPANY OF NY
                ATTN: ED BACON
                2727 A-ALLEN PARKWAY
                HOUSTON TX 77019-2115

                AIG LIFE INSURANCE COMPANY          1,517,612.482      49.69%       28.64%
                ATTN: ED BACON
                2727A ALLEN PKWY #4D1
                HOUSTON TX 77019-2107

                GREAT WEST LIFE & ANNUITY             909,597.843      29.78%       17.16%
                INSURANCE COMPANY
                FBO SCHWAB ANNUITIES
                8515 E ORCHARD RD
                ATTN INVESTMENT DIV
                ENGLEWOOD CO 80111-5002

                GREAT WEST LIFE & ANNUITY             335,199.684      10.97%        6.33%
                INSURANCE COMPANY
                8515 E ORCHARD RD
                GREENWOOD VLG CO 80111-5002

Class B         SUN LIFE FINANCIAL FUTURITY           612,877.637      45.58%       35.06%
                RETIREMENT PRODUCTS & SERVICES
                PO BOX 9134
                WELLESLEY HLS MA 02481-9134

                SUN LIFE ASSURANCE COMPANY OF         235,806.478      17.54%       13.49%
                CANADA (US)
                ATTN: JAMES JOSEPH
                PO BOX 9133
                WELLESLEY HLS MA 02481-9133

                ANCHOR NATIONAL LIFE INS CO           309,336.331      23.01%       17.69%
                ATTN: VARIABLE ANNUITY ACCOUNTING
                21650 OXNARD ST
                WOODLAND HLS CA 91367-4901

International

Class A         AMERICAN INTERNATIONAL LIFE           261,812.975       9.32%        4.94%
                INSURANCE COMPANY OF NY
                ATTN: ED BACON
                2727 A-ALLEN PARKWAY
                HOUSTON TX 77019-2115

                AIG LIFE INSURANCE COMPANY          2,262,266.176      80.52%       42.69%
                ATTN: ED BACON
                2727A ALLEN PKWY #4D1
                HOUSTON TX 77019-2107

Class B         SUN LIFE ASSURANCE COMPANY OF          26,572.710       5.26%        1.52%
                CANADA (US)
                ATTN: JAMES JOSEPH
                PO BOX 9133
                WELLESLEY HLS MA 02481-9133

                ANCHOR NATIONAL LIFE INS CO           477,223.861      94.38%        27.30%
                ATTN: VARIABLE ANNUITY ACCOUNTING
                21650 OXNARD ST
                WOODLAND HLS CA 91367-4901

                                   APPENDIX K

                              FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by Ernst & Young LLP, the independent registered public accounting firm for both International and International Research Growth as of the end of the Portfolios' last fiscal year, whose reports, along with each Portfolio's financial statements, are included in the Portfolios' annual report and available upon request.

                                                   International Research Growth
                                                   -----------------------------


                                           Income from Investment Operations                   Less: Dividends and Distributions
                                      -----------------------------------------------------    ---------------------------------
                                                 Net Realized                                               Distributions
                                                 and Unrealize                                              from Net
                                                 Gain (Loss)                                                Realized
                                                 on                             Net Increase                Gain on
                           Net Asset  Net        Investment                     (Decrease)     Dividends    Investment
                           Value,     Investment and Foreign                    in Net Asset   from Net     and Foreign
                           Beginning  Income     Currency       Contribution    Value from     Investment   Currency
Fiscal Year or Period      of Period  (Loss)(a)  Transactions   from Adviser    Operations     Income       Transactions
---------------------      ---------  ---------  ------------   ------------    ----------     ------       ------------

International Research
Growth
Class A
Six months ended 6/30/07
(unaudited)                $ 22.78    $ .18      $2.51           $0.00           $2.69         $ (.17)     $ (2.05)
Year Ended 12/31/06          18.09      .14       4.63            0.00            4.77           (.08)         0.00
Year Ended 12/31/05          15.26      .11       2.80            0.00            2.91           (.08)         0.00
Year Ended 12/31/04          13.01      .08(b)    2.20             .01            2.29           (.04)         0.00
Year Ended 12/31/03           9.90      .02       3.11            0.00            3.13           (.02)         0.00
Year Ended 12/31/02          11.69     0.00(b)   (1.78)           0.00           (1.78)          (.01)         0.00

Class B
Six months ended 6/30/07
(unaudited)                 $22.57     $.15      $2.48             --            $2.63          $(.11)     $ (2.05)
Year Ended 12/31/06          17.94      .09       4.59             --             4.68           (.05)         0.00
Year Ended 12/31/05          15.15      .06       2.79             --             2.85           (.06)         0.00
Year Ended 12/31/04          12.93      .05(b)    2.20             --             2.25           (.03)         0.00
Year Ended 12/31/03           9.87     (.02)      3.09             --             3.07           (.01)         0.00
Year Ended 12/31/02          11.68     (.03)(b)  (1.78)            --            (1.81)          0.00          0.00

-----------------------------
See footnotes on page 50.

    Less: Dividends
   and Distributions         Total Return                               Ratios/Supplemental Data
--------------------------   -------------  --------------------------------------------------------------------------------
                                                                                Ratio to
                                                                                Average
                             Total                           Ratio to Average   Net Assets of     Ratio to
   Total        Net Asset    Investment                      Net Assets of      Expenses,         Average Net
 Dividends      Value,       Return Based   Net Assets,      Expenses, Net of   Before Waivers    Assets of Net
    and         End of       on Net Asset   End of Period    Waivers and        and               Investment      Portfolio
Distributions   Period       Value(c)       (000's Omitted   Reimbursements     Reimbursements    Income (Loss)   Turnover Rate
-------------   ------       --------       --------------   --------------     --------------    -------------   -------------

   $(2.22)      $23.25        11.86%        $69,605          1.25%(d)           1.25%(d)          1.56%(d)          48%
     (.08)       22.78        26.45          67,982          1.25(e)            1.25(e)            .71 (e)          79
     (.08)       18.09        19.16          65,496          1.30               1.30               .67              93
     (.04)       15.26        17.62          58,341          1.33               1.50               .63(b)          128
     (.02)       13.01        31.59          53,425          1.80               1.80               .22              96
     (.01)        9.90       (15.28)         46,478          1.36               1.66               .04(b)           70

   $(2.16)      $23.04        11.71%        $12,171          1.50%(d)           1.50%(d)          1.30%(d)          48%
     (.05)       22.57        26.11          12,016          1.50(e)            1.50(e)            .46(e)           79
     (.06)       17.94        18.85          10,083          1.56               1.56               .39              93
     (.03)       15.15        17.41           7,065          1.56               1.73               .35(b)          128
     (.01)       12.93        31.11           2,766          2.05               2.05              (.17)             96
     0.00         9.87       (15.50)            467          1.63               1.92              (.25)(b)          70

-----------------------------------------------
See footnotes on page 50.


                                                           International
                                                           -------------


                                      Income from Investment Operations               Less: Dividends and Distributions
                                  -------------------------------------------------   ---------------------------------
                                                                                                  Distributions
                                                      Net Realized                                from Net
                                                      and Unrealized                              Realized
                                                      Gain (Loss) on   Net Increase               Gain on
                             Net Asset                Investment and   (Decrease)     Dividends   Investment
                             Value,         Net       Foreign          in Net Asset   from Net    and Foreign
                             Beginning   Investment   Currency         Value from     Investment  Currency
Fiscal Year or Period        of Period   Income (a)   Transactions     Operations     Income      Transactions
---------------------        ---------   ----------   ------------     ----------     ------      ------------
International
Class A
Six months ended 6/30/07
(unaudited)                 $ 30.37      $.26         $2.96            $3.22          $ (.31)     $ (3.57)
Year Ended 12/31/06           24.27       .30          6.18             6.48            (.23)        (.15)
Year Ended 12/31/05           20.18       .25          3.94             4.19            (.10)        0.00
Year Ended 12/31/04           16.28       .11(b)       3.83             3.94            (.04)        0.00
Year Ended 12/31/03           11.48       .04          4.91             4.95            (.15)        0.00
Year Ended 12/31/02           12.18       .07(b)       (.56)            (.49)           (.21)        0.00

Class B
Six months ended 6/30/07
(unaudited)                  $30.20      $.22         $2.95            $3.17           $(.25)     $ (3.57)
Year Ended 12/31/06           24.16       .22          6.16             6.38            (.19)        (.15)
Year Ended 12/31/05           20.11       .21          3.91             4.12            (.07)         0.00
Year Ended 12/31/04           16.24       .07(b)       3.82             3.89            (.02)         0.00
Year Ended 12/31/03           11.47       .02          4.88             4.90            (.13)         0.00
Year Ended 12/31/02           12.17       .03(b)       (.53)            (.50)           (.20)         0.00

-----------------------------------------------
See footnotes on page 50.

    Less: Dividends
    and Distributions        Total Return                                 Ratios/Supplemental Data
--------------------------   -------------  --------------------------------------------------------------------------------
                                                                                Ratio to
                                                                                Average
                             Total                           Ratio to Average   Net Assets of     Ratio to
   Total        Net Asset    Investment                      Net Assets of      Expenses,         Average Net
 Dividends      Value,       Return Based   Net Assets,      Expenses, Net of   Before Waivers    Assets of Net
    and         End of       on Net Asset   End of Period    Waivers and        and               Investment      Portfolio
Distributions   Period       Value(c)       (000's Omitted   Reimbursements     Reimbursements    Income (Loss)   Turnover Rate
-------------   ------       --------       --------------   --------------     --------------    -------------   -------------

$(3.88)         $29.71       10.61%          $91,592         1.14%(d)           1.14%(d)          1.68%(d)        41%
  (.38)          30.37       27.04            81,655         1.23(e)            1.23(e)           1.11(e)         74
  (.10)          24.27       20.84            58,438         1.41               1.41              1.16            43
  (.04)          20.18       24.27            41,198         1.65               1.81               .65(b)         60
  (.15)          16.28       43.46            34,302         2.17               2.17               .34            44
  (.21)          11.48       (4.19)           27,136         1.54               1.98               .61(b)         46

$(3.82)         $29.55       10.48%          $39,384         1.39%(d)           1.39%(d)          1.43%(d)        41%
  (.34)          30.20       26.70            35,321         1.48(e)            1.48(e)            .81(e)         74
  (.07)          24.16       20.55            25,215         1.66               1.66               .95            43
  (.02)          20.11       23.97            14,501         1.90               2.06               .41(b)         60
  (.13)          16.24       43.07             7,376         2.41               2.41               .13            44
  (.20)          11.47       (4.26)            3,609         1.79               2.23               .28(b)         46

-----------------------------------------------
(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge, if applicable, is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(d)  Annualized.

(e)  The ratio includes expenses attributable to costs of proxy solicitation.

              ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
               - ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO

                           1345 Avenue of the Americas
                               New York, New York
                            Toll Free (800) 221-5672

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                           September [________], 2007


     This Statement of Additional Information (the "SAI") relates to the acquisition (the "Acquisition") of all of the assets and liabilities of AllianceBernstein International Research Growth Portfolio ("IRG"), a series of AllianceBernstein Variable Products Series Fund, Inc., by AllianceBernstein International Growth Portfolio ("International Growth").

     This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus dated September [__], 2007 (the "Prospectus") of International Growth which relates to the Acquisition. As described in the Prospectus, the Acquisition would involve the transfer of all the assets of IRG in exchange for shares of International Growth and the assumption by International Growth of all the liabilities of IRG. IRG would distribute the International Growth shares it receives to its shareholders in complete liquidation of IRG. International Growth will be the survivor for accounting purposes.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing to IRG at 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-221-5672.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                           Page
ADDITIONAL INFORMATION ABOUT INTERNATIONAL GROWTH AND IRG

FINANCIAL STATEMENTS

Additional Information about International Growth and IRG

     Further information about International Growth and IRG is contained in their Statements of Additional Information each dated May 1, 2007, which are incorporated herein by reference and available upon request and without charge by writing to IRG at 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-221-5672.

Financial Statements

     The financial statements and Report of Independent Registered Public Accounting Firm contained in the Annual Report for the twelve months ended December 31, 2006, of International Growth, which report contains historical financial information regarding International Growth, has been filed with the SEC and is incorporated herein by reference.

     The financial statements and Report of Independent Registered Public Accounting Firm contained in the Annual Report for the twelve months ended December 31, 2006, of IRG, which report contains historical financial information regarding IRG, has been filed with the SEC and is incorporated herein by reference.


         Pro Forma Financial Information:

         The following represents the pro forma financial information:

                                    PRO FORMA

                                ALLIANCEBERNSTEIN
                       VARIABLE PRODUCTS SERIES FUND, INC.

                              FINANCIAL STATEMENTS



                ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO

            ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH PORTFOLIO

                              September [__], 2007

(unaudited)

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN VARIABLE
PRODUCTS SERIES FUND
INTERNATIONAL GROWTH PORTFOLIO                       AllianceBernstein Variable Products Series Fund International Growth Portfolio
June 30, 2007 (unaudited)                   AllianceBernstein Variable Products Series Fund International Research Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                             Pro Forma                                                                 Pro Forma
                                         AllianceBernstein   AllianceBernstein   AllianceBernstein                AllianceBernstein
                                         Variable Products   Variable Products   Variable Products                Variable Products
                                           Series Fund          Series Fund         Series Fund                      Series Fund
                                          International         International     International                     International
                                              Growth                Growth        Research Growth                      Growth
                                             Portfolio            Portfolio         Portfolio                          Portfolio
Company                                        Shares          (U.S. $ Value)     (U.S. $ Value)     Adjustments    (U.S. $ Value)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 97.9%
FINANCIALS - 27.6%
CAPITAL MARKETS - 10.0%
3i Group PLC                                    56,766          $ 1,321,377         $        -0-     $      -0-      $  1,321,377
BlueBay Asset Management/United
   Kingdom (a)                                  59,876                  -0-              591,734            -0-           591,734
Credit Suisse Group                             87,077            3,110,829            3,070,861            -0-         6,181,690
Macquarie Bank Ltd.                             52,293            1,558,176            2,197,781            -0-         3,755,957
Man Group PLC                                   80,333                  -0-              977,164            -0-           977,164
Nomura Holdings, Inc.                          171,400            2,478,421              850,743            -0-         3,329,164
Partners Group                                   7,553                  -0-            1,013,473            -0-         1,013,473
UBS AG (Swiss Virt-X)                           69,731            1,728,046            2,442,169            -0-         4,170,215
                                                                -----------         ------------     ----------      ------------
                                                                 10,196,849           11,143,925            -0-        21,340,774
                                                                -----------         ------------     ----------      ------------
COMMERCIAL BANKS - 14.4%
Allied Irish Banks PLC                          62,684            1,046,949              665,618            -0-         1,712,567
Anglo Irish Bank Corp. PLC (Dublin)             55,731            1,143,793                  -0-            -0-         1,143,793
Anglo Irish Bank Corp. PLC (London
   Exchange)                                    45,102                  -0-              917,201            -0-           917,201
Banco Bilbao Vizcaya Argentaria, SA            115,569            2,133,739              692,489            -0-         2,826,228
Banco Santander Chile, SA (ADR)                  6,300              312,102                  -0-            -0-           312,102
Bank Central Asia Tbk PT                       995,500              600,281                  -0-            -0-           600,281
Bank Hapoalim BM                               120,758              588,321                  -0-            -0-           588,321
Bank Mandiri Persero Tbk PT                  1,479,500                  -0-              511,478            -0-           511,478
BNP Paribas, SA                                 20,720            1,865,140              596,056            -0-         2,461,196
China Construction Bank Corp.-Class H        1,453,000                  -0-              999,152            -0-           999,152
Commerzbank AG                                  20,805              992,309                  -0-            -0-           992,309
Industrial & Commercial Bank of              4,151,000            1,496,369              810,996            -0-         2,307,365
   China, Ltd.-Class H
Investimentos Itau, SA                         455,617            2,282,153              549,806            -0-         2,831,959
Kookmin Bank (ADR)                              14,308            1,255,098                  -0-            -0-         1,255,098
Malayan Banking Bhd                            462,500              855,224              752,013            -0-         1,607,237
Mitsubishi UFJ Financial Group, Inc.               202            2,226,179                  -0-            -0-         2,226,179
Standard Chartered                              38,798                  -0-            1,265,489            -0-         1,265,489
Turkiye Is Bankasi-Class C                     311,203              964,953              481,086            -0-         1,446,039
UniCredito Italiano SpA                        504,373            2,889,374            1,615,486            -0-         4,504,860
VTB Bank OJSC (GDR) (a)(b)                      10,500              115,290                  -0-            -0-           115,290
                                                                -----------         ------------     ----------      ------------
                                                                 20,767,274            9,856,870            -0-        30,624,144
                                                                -----------         ------------     ----------      ------------
DIVERSIFIED FINANCIAL SERVICES - 1.5%
Deutsche Boerse AG                               3,316                  -0-              372,320            -0-           372,320
FirstRand Ltd.                                 383,559            1,219,265                  -0-            -0-         1,219,265
IG Group Holdings PLC                           72,801                  -0-              429,800            -0-           429,800
ING Groep NV                                    25,557            1,124,861                  -0-            -0-         1,124,861
                                                                -----------         ------------     ----------      ------------
                                                                  2,344,126              802,120            -0-         3,146,246
                                                                -----------         ------------     ----------      ------------
INSURANCE - 1.7%
Prudential PLC                                   1,085               15,444                  -0-            -0-            15,444
QBE Insurance Group Ltd.                        62,073                  -0-            1,637,796            -0-         1,637,796
Swiss Reinsurance                               22,419            1,360,979              683,636            -0-         2,044,615
                                                                -----------         ------------     ----------      ------------
                                                                  1,376,423            2,321,432            -0-         3,697,855
                                                                -----------         ------------     ----------      ------------
                                                                 34,684,672           24,124,347            -0-        58,809,019
                                                                -----------         ------------     ----------      ------------
CONSUMER DISCRETIONARY - 12.0%
AUTO COMPONENTS - 0.8%
Denso Corp.                                     41,200            1,083,365              527,994            -0-         1,611,359
                                                                -----------         ------------     ----------      ------------

AUTOMOBILES - 2.5%
Fiat SpA                                       130,432            2,511,230            1,362,976            -0-         3,874,206
Suzuki Motor Corp.                              52,100            1,053,566              425,970            -0-         1,479,536
                                                                -----------         ------------     ----------      ------------
                                                                  3,564,796            1,788,946            -0-         5,353,742
                                                                -----------         ------------     ----------      ------------
HOTELS, RESTAURANTS & LEISURE - 2.0%
Accor, SA                                       25,854            1,636,033              649,481            -0-         2,285,514
OPAP, SA                                        30,727            1,085,686                  -0-            -0-         1,085,686
Punch Taverns PLC                               35,983                  -0-              882,785            -0-           882,785
                                                                -----------         ------------     ----------      ------------
                                                                  2,721,719            1,532,266            -0-         4,253,985
                                                                -----------         ------------     ----------      ------------
HOUSEHOLD DURABLES - 1.3%
Daiwa House Industry Co. Ltd.                   37,000              528,840                  -0-            -0-           528,840
Gafisa, SA (ADR) (a)                             6,800                  -0-              212,160            -0-           212,160
Sony Corp.                                      19,300              651,914              338,790            -0-           990,704
Urbi Desarrollos Urbanos, SA de C.V. (a)       221,900              689,827              332,019            -0-         1,021,846
                                                                -----------         ------------     ----------      ------------
                                                                  1,870,581              882,969            -0-         2,753,550
                                                                -----------         ------------     ----------      ------------
LEISURE EQUIPMENT & PRODUCTS - 0.2%
Largan Precision Co., Ltd.                      37,000                  -0-              518,372            -0-           518,372
                                                                -----------         ------------     ----------      ------------

MEDIA - 3.4%
Eutelsat Communications                         30,914              391,696              359,942            -0-           751,638
Grupo Televisa, SA (ADR)                        52,200              853,149              588,093            -0-         1,441,242
Naspers Ltd.-Class N                            43,353            1,113,842                  -0-            -0-         1,113,842
Pearson PLC                                     28,880                  -0-              486,490            -0-           486,490
Premiere AG (a)                                 20,035                  -0-              479,320            -0-           479,320
SES Global -FDR                                 27,855              601,541                  -0-            -0-           601,541
Societe Television Francaise 1                  27,255              942,039                  -0-            -0-           942,039
WPP Group PLC                                   97,801              940,687              522,071            -0-         1,462,758
                                                                -----------         ------------     ----------      ------------
                                                                  4,842,954            2,435,916            -0-         7,278,870
                                                                -----------         ------------     ----------      ------------
MULTILINE RETAIL - 0.5%
Lotte Shopping Co. Ltd.                          2,765            1,077,158                  -0-            -0-         1,077,158
                                                                -----------         ------------     ----------      ------------

------------------------------------------------------------------------------------------------------------------------------------
                                             Pro Forma                                                                 Pro Forma
                                         AllianceBernstein   AllianceBernstein   AllianceBernstein                AllianceBernstein
                                         Variable Products   Variable Products   Variable Products                Variable Products
                                           Series Fund          Series Fund         Series Fund                      Series Fund
                                          International         International     International                     International
                                              Growth                Growth        Research Growth                      Growth
                                             Portfolio            Portfolio         Portfolio                          Portfolio
Company                                        Shares          (U.S. $ Value)     (U.S. $ Value)     Adjustments    (U.S. $ Value)
------------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 1.2%
Esprit Holdings Ltd.                          31,369            $       -0-         $    398,558     $      -0-      $    398,558
Fast Retailing Co. Ltd.                        8,100                576,521                  -0-            -0-           576,521
Inditex, SA                                   19,824                734,503              432,320            -0-         1,166,823
Praktiker Bau- und
   Heimwerkermaerkte AG                        8,574                347,768                  -0-            -0-           347,768
                                                                -----------         ------------     ----------      ------------
                                                                  1,658,792             830,878             -0-         2,489,670
                                                                -----------         ------------     ----------      ------------
TEXTILES, APPAREL & LUXURY GOODS - 0.1%
Geox SpA                                      10,919                    -0-              201,108            -0-           201,108
                                                                -----------         ------------     ----------      ------------
                                                                 16,819,365           8,718,449             -0-        25,537,814
                                                                -----------         ------------     ----------      ------------
INDUSTRIALS - 10.2%
AEROSPACE & DEFENSE - 0.7%
BAE Systems PLC                              172,381                776,640              614,387            -0-         1,391,027
                                                                -----------         ------------     ----------      ------------

AIRLINES - 0.4%
easyJet PLC (a)                               71,197                745,657                  -0-            -0-           745,657
                                                                -----------         ------------     ----------      ------------

BUILDING PRODUCTS - 1.5%
Asahi Glass Co. Ltd.                          70,000                647,204              296,635            -0-           943,839
Cie de Saint-Gobain                           20,007              1,807,373              433,864            -0-         2,241,237
                                                                -----------         ------------     ----------      ------------
                                                                  2,454,577              730,499            -0-         3,185,076
                                                                -----------         ------------     ----------      ------------
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Capita Group PLC                              93,365              1,355,365                  -0-            -0-         1,355,365
Michael Page International PLC                49,605                    -0-              521,148            -0-           521,148
                                                                -----------         ------------     ----------      ------------
                                                                  1,355,365              521,148            -0-         1,876,513
                                                                -----------         ------------     ----------      ------------
CONSTRUCTION & ENGINEERING- 1.1%
Vinci, SA                                     32,272              1,544,391              864,297            -0-         2,408,688
                                                                -----------         ------------     ----------      ------------

ELECTRICAL EQUIPMENT - 0.5%
ABB Ltd.                                      14,588                    -0-              328,927            -0-           328,927
Fuji Electric Holdings Co. Ltd.              140,000                552,883              157,242            -0-           710,125
                                                                -----------         ------------     ----------      ------------
                                                                    552,883              486,169            -0-         1,039,052
                                                                -----------         ------------     ----------      ------------
INDUSTRIAL CONGLOMERATES - 0.3%
Barloworld Ltd.                               26,031                723,306                  -0-            -0-           723,306
                                                                -----------         ------------     ----------      ------------

MACHINERY - 2.4%
Atlas Copco AB                               165,456              1,612,693            1,143,186            -0-         2,755,879
Hitachi Construction Machinery Co. Ltd.       22,100                767,885                  -0-            -0-           767,885
Komatsu Ltd.                                  26,300                    -0-              762,255            -0-           762,255
NGK Insulators Ltd.                            9,000                    -0-              221,032            -0-           221,032
NSK Ltd.                                      23,000                    -0-              237,783            -0-           237,783
Tata Motors Ltd.                              17,660                290,857                  -0-            -0-           290,857
                                                                -----------         ------------     ----------      ------------
                                                                  2,671,435            2,364,256            -0-         5,035,691
                                                                -----------         ------------     ----------      ------------
TRADING COMPANIES & DISTRIBUTORS - 1.9%
Mitsubishi Corp.                              35,500                    -0-              930,172            -0-           930,172
Mitsui & Co. Ltd.                            120,000              1,337,119            1,057,722            -0-         2,394,841
Wolseley PLC                                  34,083                817,982                  -0-            -0-           817,982
                                                                -----------         ------------     ----------      ------------
                                                                  2,155,101            1,987,894            -0-         4,142,995
                                                                -----------         ------------     ----------      ------------
TRANSPORTATION INFRASTRUCTURE - 0.5%
Cia de Concessoes Rodoviarias                 24,400                453,215                  -0-            -0-           453,215
Fraport AG Frankfurt Airport Services
   Worldwide                                   8,738                622,170                  -0-            -0-           622,170
                                                                -----------         ------------     ----------      ------------
                                                                  1,075,385                  -0-            -0-         1,075,385
                                                                -----------         ------------     ----------      ------------
                                                                 14,054,740            7,568,650            -0-        21,623,390
                                                                -----------         ------------     ----------      ------------
ENERGY - 10.0%
ENERGY EQUIPMENT & SERVICES- 1.8%
Schlumberger, Ltd.                             5,700                    -0-              484,158            -0-           484,158
Technip, SA                                   10,224                845,039                  -0-            -0-           845,039
Tenaris, SA (ADR)                             20,000                    -0-              979,200            -0-           979,200
WorleyParsons Ltd.                            48,556                    -0-            1,396,718            -0-         1,396,718
                                                                -----------         ------------     ----------      ------------
                                                                    845,039            2,860,076            -0-         3,705,115
                                                                -----------         ------------     ----------      ------------
OIL, GAS & CONSUMABLE FUELS - 8.2%
Addax Petroleum Corp.                          6,892                    -0-              257,758            -0-           257,758
China Shenhua Energy Co. Ltd.-Class H        338,500                    -0-            1,181,150            -0-         1,181,150
Gazprom OAO (ADR)                             65,078              1,391,373            1,335,395            -0-         2,726,768
LUKOIL (ADR)                                  12,420                    -0-              952,614            -0-           952,614
MOL Hungarian Oil and Gas NyRt                 4,281                645,049                  -0-            -0-           645,049
Oil Search Ltd.                              259,601                    -0-              921,838            -0-           921,838
Origin Energy Ltd.                            60,675                    -0-              510,194            -0-           510,194
Petro-Canada                                  21,605              1,150,982                  -0-            -0-         1,150,982
Petroleo Brasileiro, SA (NY) (ADR)            28,880              1,845,564            1,235,354            -0-         3,080,918
Royal Dutch Shell PLC-Class A                 33,979              1,383,317                  -0-            -0-         1,383,317
Total, SA                                     58,018              3,103,756            1,600,241            -0-         4,703,997
                                                                -----------         ------------     ----------      ------------
                                                                  9,520,041            7,994,544            -0-        17,514,585
                                                                -----------         ------------     ----------      ------------
                                                                 10,365,080           10,854,620            -0-        21,219,700
                                                                -----------         ------------     ----------      ------------
HEALTH CARE - 8.0%
BIOTECHNOLOGY - 1.1%
CSL Ltd./Australia                            31,105              2,007,506              307,874            -0-         2,315,380
                                                                -----------         ------------     ----------      ------------

HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
Essilor International, SA                     22,165              1,747,282              892,698            -0-         2,639,980
Nobel Biocare Holding AG                       3,733                856,882              361,686            -0-         1,218,568
                                                                -----------         ------------     ----------      ------------
                                                                  2,604,164            1,254,384            -0-         3,858,548
                                                                -----------         ------------     ----------      ------------
PHARMACEUTICALS - 5.1%
Daiichi Sankyo Co. Ltd.                       10,200                    -0-              270,633            -0-           270,633
Merck KGaA                                    14,968              1,678,232              369,687            -0-         2,047,919
Novartis AG                                   54,883              1,976,822            1,104,341            -0-         3,081,163

------------------------------------------------------------------------------------------------------------------------------------
                                             Pro Forma                                                                 Pro Forma
                                         AllianceBernstein   AllianceBernstein   AllianceBernstein                AllianceBernstein
                                         Variable Products   Variable Products   Variable Products                Variable Products
                                           Series Fund          Series Fund         Series Fund                      Series Fund
                                          International         International     International                     International
                                              Growth                Growth        Research Growth                      Growth
                                             Portfolio            Portfolio         Portfolio                          Portfolio
Company                                        Shares          (U.S. $ Value)     (U.S. $ Value)     Adjustments    (U.S. $ Value)
------------------------------------------------------------------------------------------------------------------------------------
Roche Holding AG                                15,267          $ 1,558,179         $ 1,146,929      $       -0-     $ 2,705,108
Shionogi & Co. Ltd.                             72,000            1,173,612                 -0-              -0-       1,173,612
Teva Pharmaceutical Industries,
   Ltd. (ADR)                                   37,900            1,188,000             375,375              -0-       1,563,375
                                                                -----------         -----------      -----------     -----------
                                                                  7,574,845           3,266,965              -0-      10,841,810
                                                                -----------         -----------      -----------     -----------
                                                                 12,186,515           4,829,223              -0-      17,015,738
                                                                -----------         -----------      -----------     -----------
CONSUMER STAPLES - 7.5%
BEVERAGES - 1.7%
Fomento Economico Mexicano SAB
   de CV (ADR)                                  27,168              491,500             576,746              -0-       1,068,246
Pernod-Ricard, SA                               11,176            1,605,566             861,954              -0-       2,467,520
                                                                -----------         -----------      -----------     -----------
                                                                  2,097,066           1,438,700              -0-       3,535,766
                                                                -----------         -----------      -----------     -----------

FOOD PRODUCTS - 1.9%
Nestle, SA                                      10,634            2,640,816           1,399,823              -0-       4,040,639
                                                                -----------         -----------      -----------     -----------

PERSONAL PRODUCTS - 1.3%
L'Oreal, SA                                     24,044            1,963,668             878,349              -0-       2,842,017
                                                                -----------         -----------      -----------     -----------

TOBACCO - 2.6%
Altadis, SA                                     19,779              944,417             362,764              -0-       1,307,181
British American Tobacco PLC                    64,288            1,301,533             891,040              -0-       2,192,573
Japan Tobacco, Inc.                                432            1,873,114             256,321              -0-       2,129,435
                                                                -----------         -----------      -----------     -----------
                                                                  4,119,064           1,510,125              -0-       5,629,189
                                                                -----------         -----------      -----------     -----------
                                                                 10,820,614           5,226,997              -0-      16,047,611
                                                                -----------         -----------      -----------     -----------

TELECOMMUNICATION SERVICES - 7.4%
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.7%
Iliad, SA                                        3,560                  -0-             358,591              -0-         358,591
Neuf Cegetel (a)                                 9,442                  -0-             369,426              -0-         369,426
Telefonica, SA                                 112,830            1,520,910             990,017              -0-       2,510,927
Telekom Austria AG                              54,433              864,053             491,482              -0-       1,355,535
Telekomunikasi Indonesia Tbk PT              1,120,500            1,215,506                 -0-              -0-       1,215,506
                                                                -----------         -----------      -----------     -----------
                                                                  3,600,469           2,209,516              -0-       5,809,985
                                                                -----------         -----------      -----------     -----------

WIRELESS TELECOMMUNICATION SERVICES - 4.7%
America Movil SAB de CV
   Series L (ADR)                               41,700            2,018,918             563,563              -0-       2,582,481
Bharti Airtel Ltd. (a)                         106,317            1,939,289             245,996              -0-       2,185,285
China Mobile Ltd.                               14,271                  -0-             153,542              -0-         153,542
MTN Group Ltd.                                  78,486            1,066,852                 -0-              -0-       1,066,852
NTT DoCoMo, Inc.                                   404              638,966                 -0-              -0-         638,966
Orascom Telecom Holding
   SAE (GDR) (b)                                15,151              688,200             295,100              -0-         983,300
Turkcell Iletisim Hizmet AS                          0                    3                 -0-              -0-               3
Vimpel-Communications (ADR)                     12,895            1,053,600             305,017              -0-       1,358,617
Vodafone Group PLC                             315,465                  -0-           1,057,064              -0-       1,057,064
                                                                -----------         -----------      -----------     -----------
                                                                  7,405,828           2,620,282              -0-      10,026,110
                                                                -----------         -----------      -----------     -----------
                                                                 11,006,297           4,829,798              -0-      15,836,095
                                                                -----------         -----------      -----------     -----------
MATERIALS - 6.4%
CHEMICALS - 0.8%
Bayer AG                                         8,099                  -0-             610,067              -0-         610,067
Incitec Pivot Ltd.                               4,852                  -0-             327,849              -0-         327,849
Nitto Denko Corp.                               15,500              488,914             292,340              -0-         781,254
                                                                -----------         -----------      -----------     -----------
                                                                    488,914           1,230,256              -0-       1,719,170
                                                                -----------         -----------      -----------     -----------
METALS & MINING - 5.6%
Cia Vale do Rio Doce (ADR)                      76,300            1,314,225           1,764,360              -0-       3,078,585
Cia Vale do Rio Doce
   (Sponsored) (ADR)                            23,600              889,720                 -0-              -0-         889,720
Minara Resources Ltd.                           80,921                  -0-             496,297              -0-         496,297
Rio Tinto PLC                                   44,666            1,364,828           2,052,291              -0-       3,417,119
Usinas Siderurgicas de Minas Gerais, SA          9,300              612,768                 -0-              -0-         612,768
Xstrata PLC                                     56,014            1,617,035           1,717,646              -0-       3,334,681
                                                                -----------         -----------      -----------     -----------
                                                                  5,798,576           6,030,594              -0-      11,829,170
                                                                -----------         -----------      -----------     -----------
                                                                  6,287,490           7,260,850              -0-      13,548,340
                                                                -----------         -----------      -----------     -----------
INFORMATION TECHNOLOGY - 6.1%
COMMUNICATIONS EQUIPMENT- 1.7%
Delta Networks, Inc. (a)                        25,000                  -0-              14,388              -0-          14,388
Nokia OYJ                                      125,218            1,917,748           1,599,035              -0-       3,516,783
                                                                -----------         -----------      -----------     -----------
                                                                  1,917,748           1,613,423              -0-       3,531,171
                                                                -----------         -----------      -----------     -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
AU Optronics Corp.                             126,000                  -0-             215,243              -0-         215,243
AU Optronics Corp. (ADR)                        28,000              481,600                 -0-              -0-         481,600
Hoya Corp.                                      26,300              544,039             328,414              -0-         872,453
Integra Group Holdings (GDR) (a)                32,515              591,773                 -0-              -0-         591,773
                                                                -----------         -----------      -----------     -----------
                                                                  1,617,412             543,657              -0-       2,161,069
                                                                -----------         -----------      -----------     -----------
IT SERVICES - 1.4%
Cap Gemini, SA                                   3,711                  -0-             271,307              -0-         271,307
Indra Sistemas, SA                              20,102              501,269                 -0-              -0-         501,269
Infosys Technologies Ltd. (ADR)                 12,300                  -0-             619,674              -0-         619,674
LogicaCMG PLC                                  266,999              809,117                 -0-              -0-         809,117
Otsuka Corp.                                     2,600                  -0-             246,583              -0-         246,583
Tata Consultancy Services Ltd.                  20,335              575,229                 -0-              -0-         575,229
                                                                -----------         -----------      -----------     -----------
                                                                  1,885,615           1,137,564              -0-       3,023,179
                                                                -----------         -----------      -----------     -----------
OFFICE ELECTRONICS- 1.4%
Canon, Inc.                                     50,200            1,647,869           1,296,011              -0-       2,943,880
                                                                -----------         -----------      -----------     -----------

------------------------------------------------------------------------------------------------------------------------------------
                                             Pro Forma
                                         AllianceBernstein
                                         Variable Products
                                           Series Fund                                                                 Pro Forma
                                          International      AllianceBernstein   AllianceBernstein                AllianceBernstein
                                              Growth         Variable Products   Variable Products                Variable Products
                                             Portfolio          Series Fund         Series Fund                      Series Fund
                                             Shares or          International     International                     International
                                           Shares or                Growth        Research Growth                      Growth
                                           Principal              Portfolio         Portfolio                          Portfolio
Company                                    Amount (000)        (U.S. $ Value)     (U.S. $ Value)     Adjustments    (U.S. $ Value)
------------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT - 0.6%
ASML Holding NV (a)                             9,132           $        -0-        $    250,905     $        -0-    $    250,905
Chartered Semiconductor
   Manufacturing, Ltd. (a)                    450,000                    -0-             395,781              -0-         395,781
Novatek Microelectronics Corp. Ltd.           119,000                323,932             297,809              -0-         621,741
                                                                ------------        ------------     ------------    ------------
                                                                     323,932             944,495              -0-       1,268,427
                                                                ------------        ------------     ------------    ------------
                                                                   7,392,576           5,535,150              -0-      12,927,726
                                                                ------------        ------------     ------------    ------------
UTILITIES - 2.7%
ELECTRIC UTILITIES - 1.5%
CEZ                                            16,820                864,927                 -0-              -0-         864,927
Cia Energetica de Minas Gerais (ADR)           52,326                405,120             698,958              -0-       1,104,078
Fortum Oyj                                     37,378              1,167,969                 -0-              -0-       1,167,969
                                                                ------------        ------------     ------------    ------------
                                                                   2,438,016             698,958              -0-       3,136,974
                                                                ------------        ------------     ------------    ------------
INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS - 0.7%
International Power PLC                       122,433              1,052,396                 -0-              -0-       1,052,396
NTPC Ltd.                                     138,000                    -0-             518,030              -0-         518,030
                                                                ------------        ------------     ------------    ------------
                                                                   1,052,396             518,030              -0-       1,570,426
                                                                ------------        ------------     ------------    ------------

MULTI-UTILITIES - 0.5%
National Grid PLC                              68,517              1,010,989                 -0-              -0-       1,010,989
                                                                ------------        ------------     ------------    ------------
                                                                   4,501,401           1,216,988              -0-       5,718,389
                                                                ------------        ------------     ------------    ------------

Total Common Stocks
   (cost $154,509,868)
                                                                 128,118,750          80,165,072              -0-     208,283,822
                                                                ------------        ------------     ------------    ------------

SHORT-TERM INVESTMENTS - 1.3%
TIME DEPOSIT- 1.3%
The Bank of New York
   4.25%, 7/02/07
   (cost $2,761,000)                         $  2,761              2,326,000             435,000              -0-       2,761,000
                                                                ------------        ------------     ------------    ------------


TOTAL INVESTMENTS - 99.2%
   (cost $157,270,868)                                           130,444,750          80,600,072              -0-     211,044,822
Other assets less liabilities - 0.8%                                 531,156           1,175,695              -0-       1,706,851
                                                                ------------        ------------     ------------    ------------
NET ASSETS - 100.0%                                             $130,975,906        $ 81,775,767     $        -0-    $212,751,673
                                                                ============        ============     ============    ============

(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the aggregate market value of these securities amounted to $1,098,590 or 0.5% of net assets.

Glossary:
ADR - American Depositary Receipt
FDR - Fiduciary Depositary Receipt
GDR - Global Depositary Receipt


See notes to Pro Forma AllianceBernstein Variable Products Series Fund - International Growth Portfolio financial statements.

STATEMENT OF ASSETS AND LIABILITIES
PRO FORMA ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND INTERNATIONAL GROWTH  PORTFOLIO

                                                      AllianceBernstein Variable Products Series Fund International Growth Portfolio
June 30, 2007 (unaudited)                    AllianceBernstein Variable Products Series Fund International Research Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Pro Forma
                                                             AllianceBernstein   AllianceBernstein                 AllianceBernstein
                                                             Variable Products   Variable Products                 Variable Products
                                                                Series Fund         Series Fund                       Series Fund
                                                               International       International                     International
                                                                  Growth             Research                           Growth
                                                                 Portfolio        Growth Portfolio   Adjustments       Portfolio
                                                             ------------------  -----------------   ------------  -----------------
ASSETS
Investments in securities, at value
  (cost $157,270,868)                                          $130,444,750        $ 80,600,072      $       -0-     $211,044,822
Cash                                                                    386               6,063              -0-            6,449
Foreign cash, at value (cost $1,808,787)                            447,045           1,372,233              -0-        1,819,278
Dividends and interest receivable                                   269,000             267,864              -0-          536,864
Receivable for capital stock sold                                   172,175              23,079              -0-          195,254
Receivable for investment securities
  sold and foreign currency contracts                                   -0-           2,783,416              -0-        2,783,416
                                                               ------------        ------------      -----------     ------------
Total assets                                                    131,333,356          85,052,727              -0-      216,386,083
                                                               ------------        ------------      -----------     ------------

LIABILITIES
Payable for capital stock redeemed                                   88,206             119,029              -0-          207,235
Advisory fee payable                                                 82,887              52,147              -0-          135,034
Custodian fee payable                                                66,673              34,115              -0-          100,788
Payable for investment securities purchased
  and foreign currency contracts                                     44,881           2,970,883              -0-        3,015,764
Printing fee payable                                                 19,857              12,192              -0-           32,049
Administrative fee payable                                           19,261              19,185              -0-           38,446
Foreign capital gain tax payable                                     10,043              42,269              -0-           52,312
Distribution fee payable                                              8,306               2,585              -0-           10,891
Transfer Agent fee payable                                               59                  59              -0-              118
Accrued expenses                                                     17,277              24,496              -0-           41,773
                                                               ------------        ------------      -----------     ------------
Total liabilities                                                   357,450           3,276,960              -0-        3,634,410
                                                               ------------        ------------      -----------     ------------
NET ASSETS                                                     $130,975,906        $ 81,775,767      $       -0-     $212,751,673
                                                               ============        ============      ===========     ============

CLASS A SHARES
Net Assets                                                     $ 91,592,069        $ 69,604,588                      $161,196,657
Shares of capital stock outstanding                               3,082,629           2,993,745         (650,946)       5,425,428
                                                               ------------        ------------      -----------     ------------
Net asset value per share                                      $      29.71        $      23.25                      $      29.71
                                                               ------------        ------------                      ------------

CLASS B SHARES
Net Assets                                                     $ 39,383,837        $ 12,171,179                      $ 51,555,016
Shares of capital stock outstanding                               1,332,976             528,316         (116,390)       1,744,902
                                                               ------------        ------------      -----------     ------------
Net asset value per share                                      $      29.55        $      23.04                      $     29.55
                                                               ------------        ------------                      ------------

STATEMENT OF OPERATIONS
PRO FORMA ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND INTERNATIONAL GROWTH  PORTFOLIO

Twelve Months Ended                                   AllianceBernstein Variable Products Series Fund International Growth Portfolio
June 30, 2007 (unaudited)                    AllianceBernstein Variable Products Series Fund International Research Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Pro Forma
                                                    AllianceBernstein      AllianceBernstein                      AllianceBernstein
                                                    Variable Products      Variable Products                      Variable Products
                                                       Series Fund           Series Fund                             Series Fund
                                                 International Growth   International Research                  International Growth
                                                        Portfolio          Growth Portfolio       Adjustments         Portfolio
                                                 --------------------   ---------------------     ------------  -------------------
INVESTMENT INCOME
Dividends (net of foreign taxes
  withheld of $451,834)                             $  2,399,672           $   1,543,520         $       -0-       $  3,943,192
Interest                                                 113,861                  52,737                 -0-            166,598
                                                    -------------         ---------------        ------------      -------------
                                                       2,513,533               1,596,257                 -0-          4,109,790
                                                    -------------         ---------------        ------------      -------------
EXPENSES
Advisory fee                                             864,345                 584,959              86,899          1,536,203 (a)
Distribution fee - Class B                                87,364                  29,020               9,170            125,554 (b)
Transfer agency                                            4,403                   3,985              (3,691)             4,697 (c)
Custodian                                                286,877                 227,283            (111,482)           402,678 (c)
Administrative                                            93,081                  93,006             (99,337)            86,750 (c)
Printing                                                  50,002                  23,303             (28,305)            45,000 (c)
Audit & legal                                             43,814                  44,170             (34,984)            53,000 (c)
Directors' fees                                            1,988                   1,703              (1,299)             2,392 (c)
Miscellaneous                                             10,199                   4,761              (7,960)             7,000 (c)
                                                    -------------         ---------------        ------------      -------------
Total expenses                                         1,442,073               1,012,190            (190,989)         2,263,274
                                                    -------------         ---------------        ------------      -------------
Net investment income                                  1,071,460                 584,067             190,989          1,846,516
                                                    -------------         ---------------        ------------      -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions                               15,570,188              14,729,887                 -0-         30,300,075
Foreign currency transactions                            (38,412)                (24,257)                -0-            (62,669)
Net change in unrealized
appreciation/depreciation of:
Investments                                           13,208,049               5,268,517                 -0-         18,476,566 (d)
Foreign currency denominated assets
  and liabilities                                         32,021                   2,377                 -0-             34,398
                                                    -------------         ---------------        ------------      -------------
Net gain on investment and foreign
currency transactions                                 28,771,846              19,976,524                 -0-         48,748,370
                                                    -------------         ---------------        ------------      -------------
NET INCREASE IN NET ASSETS FROM
OPERATIONS                                          $ 29,843,306           $  20,560,591         $   190,989       $ 50,594,886
                                                    -------------         ---------------        ------------      -------------

----------------
(a)  Advisory fee based on an annual rate of .75% of the first $2.5  billion,  .65% of the next $2.5 billion and .60% in excess of
     $5 billion, of the Portfolio's average daily net assets.
(b)  Distribution fee based on an annual rate of .25% of the Portfolio's average daily net assets attributable to Class B shares.
(c)  Expenses are based on one fund.
(d)  Net of accrued foreign capital loss tax of $44,900.
     See Notes to Pro Forma AllianceBernstein Variable Product Series Fund International Growth Portfolio Financial Statements.


NOTES TO FINANCIAL STATEMENTS
PRO FORMA ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
INTERNATIONAL GROWTH PORTFOLIO
June 30, 2007 (unaudited)

NOTE A: General

The Pro Forma AllianceBernstein Variable Products Series Fund International Growth Portfolio Financial Statements give effect to the proposed acquisition (the "Acquisition") of the assets and liabilities of AllianceBernstein Variable Products Series Fund International Research Growth Portfolio (the "Acquired Portfolio") by AllianceBernstein Variable Products Series Fund International Growth Portfolio (the "Portfolio" or "Acquiring Portfolio") pursuant to Agreement and Plan of Reorganization. The Acquisition would be accomplished by a tax-free exchange of the assets and liabilities of AllianceBernstein Variable Products Series Fund International Research Growth Portfolio for shares of the Portfolio. After the proposed acquisition, the tax survivor would be AllianceBernstein Variable Products Series Fund International Growth Portfolio.

The AllianceBernstein Variable Products Series Fund (the "Fund") was incorporated under the laws in the state of Maryland on November 17, 1987. The Portfolio's unaudited Pro Forma Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations are prepared as though the Acquisition was effective for the period July 1, 2006 - June 30, 2007. You should read them in conjunction with the Portfolio's historical financial statements, which are included in the Portfolio's Statement of Additional Information. The Portfolio's Pro Forma Statement of Operations reflects the assumption that certain expenses would be lower for the combined Portfolio as a result of the Acquisition. Each Portfolio will bear the expenses of the Acquisition on a relative net asset basis, including the cost of proxy solicitation, except that AllianceBernstein Variable Products Series Fund International Research Growth Portfolio will bear its own costs associated with the disposition of any assets or liabilities not being transferred to the Portfolio in connection with the Acquisition.

NOTE B: Significant Accounting Policies

The Portfolio's Pro Forma financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE C: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $86,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the twelve months ended June 30, 2007.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio.

NOTE D: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the "Distributor"), a wholly owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

NOTE E: Capital Stock

The pro-forma combining net asset value per share assumes the issuance of Acquiring Portfolio shares to Acquired Portfolio shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value per share of the Acquired Portfolio divided by the net asset value per share of the Acquiring Portfolio as of June 30, 2007. The pro-forma number of shares outstanding, by class for the combined entity consists of the following at June 30, 2007.

                       Shares of        Additional Shares     Total Shares
                  Acquiring Portfolio    Assumed Issued        Outstanding
Class of Shares     Pre-Combination        with Merger      Post-Combination
--------------------------------------------------------------------------------
Class A                3,082,629            2,342,799           5,425,428
Class B                1,332,976             411,926            1,744,902

                                     PART C
                                OTHER INFORMATION

Item 15. Indemnification

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein and as set forth in Article EIGHTH of Registrant's Charter, filed as Exhibit (a), Article IX of the Registrant's Amended and Restated By-Laws filed as Exhibit (b) and Section 9 of the Distribution Services Agreement filed as Exhibit (e)(1) and Class B Distribution Services Agreement filed as Exhibit (e)(2) in response to Item 23 of the Registrant's Registration Statement filed on Form N-1A (filed Nos. 33-18647 and 811-5398), as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d)(1) in response to Item 23 of the Registrant's Registration Statement filed on Form N-1A (filed Nos. 33-18647 and 811-5398), as set forth below.

     Article EIGHTH of the Registrant's Charter reads as follows:

          EIGHTH: (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

          (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or
          (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in
          (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

          (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act..

          (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

          The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

          The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in any thereof not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or be reason of reckless disregard of its obligations or duties thereunder. The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the indemnitee) was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither interested persons of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (disinterested, non-party directors), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          ARTICLE IX of the Registrant's Amended and Restated By-laws reads as follows:

          ARTICLE IX. Indemnification.

          To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

          Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

          The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 16. EXHIBITS:

     (1) Articles of Amendment and Restatement of the Registrant dated February 1, 2006 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 41 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on March 1, 2006.

     (2) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit 99.77Q1 - Other Exhibits to Form NSAR-A for the Registrant filed with the Securities and Exchange Commission on August 29, 2006.

     (3)       Not applicable.

     (4) Form of Agreement and Plan of Acquisiton and Liquidation between AllianceBernstein International Research Growth Portfolio and AllianceBernstein International Growth Portfolio, both series of AllianceBernstein Variable Products Series Fund, Inc. - Constitutes Appendix G to Part A hereof.

     (5)       Not applicable.

     (6) (a) Form of Investment Advisory Agreement between Registrant and AllianceBernstein L.P. - Incorporated by reference to Exhibit
               (d)(1) to Post-Effective Amendment No. 40 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 27, 2005.

          (b) Sub-Advisory Agreement between AllianceBernstein L.P. and Law, Dempsey & Company Limited, relating to the Global Bond Portfolio
               - Incorporated by reference to Exhibit (5)(b) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

     (7) (a) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (6) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

          (b) Class B Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (c)(2) to Post-Effective Amendment No. 27 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on May 3, 1999.

     (8)       Not applicable.

     (9)       Custody Agreement between the Registrant and The Bank of New York
               - Incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 42 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 28, 2006.

     (10) (a) Rule 12b-1 Class B Distribution Plan - Incorporated by reference to Exhibit (m) to Post-Effective Amendment No. 27 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on May 3, 1999.

          (b) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 36 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on February 11, 2004.

     (11) Form of Opinion and Consent of Seward & Kissel LLP regarding the legality of securities being registered - Filed herewith.

     (12) Form of Opinion and Consent of Seward & Kissel LLP as to Tax matters - To be filed by amendment.

     (13) (a) Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit (9) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 29, 1998.

          (b) Expense Limitation Undertaking by AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 40 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 27, 2005.

          (c)  Form of Expense Limitation Undertaking by AllianceBernstein L.P.
               - Incorporated by reference to Post-Effective Amendment No. 41 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on March 1, 2006.

          (d) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 31 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 26, 2001.

          (e) Code of Ethics for the AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 4 of the Registration Statement on Form N-1A of The AllianceBernstein Pooling Portfolios (File Nos. 333-120487 and 811-21673) filed with the Securities and Exchange Commission on December 29, 2006.

     (14) Consent of Independent Registered Public Accounting Firm - Filed herewith.

     (15)      Not applicable.

     (16)      Powers of Attorney for: David H. Dievler, John H. Dobkin, Michael
               J. Downey, William H. Foulk, Jr., Marc O. Mayer and Earl D. Weiner - Filed herewith.

     (17)      Not applicable.

ITEM 17.  Undertakings

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Acquisition described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 28th day of September, 2007.

                                             ALLIANCEBERNSTEIN VARIABLE
                                             PRODUCTS SERIES FUND, INC.


                                             By: Marc O. Mayer*
                                                 --------------
                                                 Marc O. Mayer
                                                 President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

         SIGNATURE                    TITLE                   DATE
         ---------                    -----                   ----

1.   Principal Executive Officer

     Marc O. Mayer*                   President and Chief
                                      Executive Officer       September 28, 2007

2.   Principal Financial and
     Accounting Officer

     /s/ Joseph J. Mantineo           Treasurer and
     -------------------------        Chief Financial
         Joseph J. Mantineo           Officer                 September 28, 2007

3.   Majority of Directors:

     David H. Dievler*
     John H. Dobkin*
     William H. Foulk, Jr.*
     Michael Downey*
     Marc O. Mayer*
     Earl D. Weiner*

     *By: /s/ Andrew L. Gangolf                               September 28, 2007
          -----------------------
              Andrew L. Gangolf
              (Attorney-in-fact)

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.    Description of Exhibits
-----------    -----------------------

(11)           Form of Opinion and Consent of Seward & Kissel LLP

(14)           Consent of Independent Registered Public Accounting Firm

(16)           Powers of Attorney

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